UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03175

Exact name of registrant as specified in charter:	Prudential Sector Funds, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	11/30/2015

Date of reporting period:	11/30/2015

Item 1 –	Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS | MUTUAL FUNDS

PRUDENTIAL FINANCIAL SERVICES FUND

ANNUAL REPORT • NOVEMBER 30, 2015

Objective

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

January 15, 2016

Dear Shareholder:

We hope you find the annual report for the Prudential Financial Services Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Financial Services Fund

Prudential Financial Services Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 11/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–13.48%	29.11%	93.58%	—
Class B	–14.04	24.80	80.47	—
Class C	–14.04	24.81	80.49	—
Class R	–13.64	N/A	N/A	25.80% (2/3/12)
Class Z	–13.18	31.13	99.36	—
MSCI World Financials ex-Real Estate Index ND	–3.38	48.93	–4.66	—
S&P Composite 1500 Index	2.88	95.00	108.41	—
Lipper Global Financial Services Funds Average	–1.06	46.70	62.84	—

Average Annual Total Returns (With Sales Charges) as of 12/31/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–16.16%	1.92%	5.78%	—
Class B	–16.30	2.20	5.63	—
Class C	–12.82	2.36	5.63	—
Class R	–11.46	N/A	N/A	5.34% (2/3/12)
Class Z	–11.05	3.38	6.68	—
MSCI World Financials ex-Real Estate Index ND	–4.05	5.88	–0.96	—
S&P Composite 1500 Index	1.01	12.39	7.41	—
Lipper Global Financial Services Funds Average	–1.66	5.89	4.29	—

Average Annual Total Returns (With Sales Charges) as of 11/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–18.24%	4.06%	6.23%	—
Class B	–17.83	4.38	6.08	—
Class C	–14.80	4.53	6.08	—
Class R	–13.64	N/A	N/A	6.19% (2/3/12)
Class Z	–13.18	5.57	7.14	—

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Average Annual Total Returns (Without Sales Charges) as of 11/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–13.48%	5.24%	6.83%	—
Class B	–14.04	4.53	6.08	—
Class C	–14.04	4.53	6.08	—
Class R	–13.64	N/A	N/A	6.19% (2/3/12)
Class Z	–13.18	5.57	7.14	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Financial Services Fund (Class A shares) with a similar investment in the S&P Composite 1500 Index and the MSCI World Financials ex-Real Estate Index ND by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 2005) and the account values at the end of the current fiscal year (November 30, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an

Prudential Financial Services Fund	3

Your Fund’s Performance (continued)

individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC, MSCI, and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

MSCI World Financials ex-Real Estate Index ND

The MSCI World Financials ex-Real Estate Index ND (also referred to as the MSCI Finance ex-Real Estate Index) is an unmanaged, market capitalization-weighted index that monitors the performance of financial stocks from around the world. The Net Dividend (ND) version of the index reflects the impact of the maximum withholding taxes on reinvested dividends. The Index excludes real estate. The cumulative total return for the Index measured from the month-end closest to the inception date for Class R shares through 11/30/15 is 56.63%. The average annual total return for the Index measured from the month-end closest to the inception date for Class R shares through 12/31/15 is 11.49%.

S&P Composite 1500 Index

The Standard & Poor’s Composite (S&P Composite) 1500 Index is an unmanaged index of the 502 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how US stock prices have performed. The cumulative total return for the Index measured from the month-end closest to the inception date for Class R

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shares through 11/30/15 is 71.48%. The average annual total return for the Index measured from the month-end closest to the inception date for Class R shares through 12/31/15 is 14.21%.

Lipper Global Financial Services Funds Average

The Lipper Global Financial Services Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Global Financial Services Funds category for the periods noted. Funds in the Lipper Average invest primarily in equity securities of companies engaged in providing financial services, including, but not limited to, banks, finance companies, insurance companies, and securities/brokerage firms. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date for Class R shares through 11/30/15 is 52.11%. The average annual total return for the Lipper Average measured from the month-end closest to the inception date for Class R shares through 12/31/15 is 10.69%.

An investor cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the inception date, for the indicated share class.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/15
Canadian Imperial Bank of Commerce (Canada), Diversified Banks	4.9%
National Bank of Canada (Canada), Diversified Banks	4.2
Citigroup, Inc., Diversified Banks	3.6
XL Group PLC (Ireland), Property & Casualty Insurance	3.6
UBS Group AG (Switzerland), Diversified Capital Markets	3.5

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/15
Diversified Banks	55.3%
Asset Management & Custody Banks	9.3
Specialized Finance	6.6
Multi-Line Insurance	6.4
Life & Health Insurance	4.3

Industry weightings reflect only long-term investments and are subject to change.

Prudential Financial Services Fund	5

Strategy and Performance Overview

How did the fund perform?

The Prudential Financial Services Fund’s (the Fund) Class A shares returned –13.48% during the 12-month reporting period ended November 30, 2015, underperforming the –3.38% return of the Morgan Stanley Capital International (MSCI) World Financials ex-Real Estate Index ND (the Index), and the –1.06% return of the Lipper Global Financial Services Funds Average.

How did the global stock market perform?

Global equities, as measured by the MSCI All Country World Index, returned –2.49% during the reporting period. This was a volatile year for financial companies globally and equities in general. Weakness during the second half of the period offset earlier gains as worries about a slowdown in China, the world’s second largest economy, took center stage. Risk appetites were also dampened by the European Central Bank’s (ECB’s) cut in its euro-zone economic and inflation outlook and the downgrade of Brazil’s debt to below investment grade. Falling commodity prices and uncertainty over the timing of the first Fed rate hike further muddied the waters.

How did the financial sector perform relative to the broader global market?

Four of the six industries in the Index posted positive returns. Insurance rose by 4.4%, and diversified financial services rose by 1.7%. The thrifts and mortgage finance industry was up by 7.5%, but it is worth highlighting that the Index includes only two companies in this industry. On the other hand, the consumer finance (–14.2%) and banks (–6.6%) industries trailed the broader index, each posting negative returns.

On a country-by-country basis, financial stocks within Japan gained 10.1%, Belgium gained 9.2%, and Hong Kong returned 5.8%. Notable laggards included Portugal, which plunged by –48.3%, Spain fell by –29.9%, and Singapore fell by –19.8%.

What were the main drivers of performance during the period?

•

The Fund’s exposure to Greek banks weighed on relative results during the period. Wellington Management initiated positions in Bank of Piraeus and Eurobank Ergasias in October 2014. The country had made significant progress since its debt crisis in 2010 and economic indicators were strong. It had a primary budget surplus, the travel industry recovered nicely, air traffic increased, and the financial system was in much better shape. The banks also made significant progress in reducing operating costs and improving collections. Further, Wellington Management believed the industry structure had set up very well for oligopolistic pricing, having consolidated from 26 banks to four banks that had the majority of deposits. Unfortunately, conditions in Greece deteriorated over the summer and climaxed with equity markets

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being shut down for a period of time. While the shut-down was generally productive, in that most sectors and industries reversed course and at least stabilized or appreciated after the re-open, the Greek banks continued to struggle. As a result, Wellington Management significantly reduced exposure to Greece. At the end of the period, Wellington Management held only a small position in Eurobank Ergasias.

•

While currency is not expected to be a primary driver of returns over the long term, the currency effect was a noteworthy headwind given the Fund’s overweight to Canada and Europe in particular, given the strengthening US dollar. Overall security selection within Europe contributed to relative performance; however, several holdings were notable detractors. Recent market volatility hurt some companies’ ability to meet expectations, pending requirements of rising financial standards set to go into effect in 2016. This was the case for two insurers, Delta Lloyd (Netherlands) and Storebrand ASA (Norway), both among the Fund’s top relative detractors during the period.

•	Security selection within Italy, on the other hand, aided relative results, as did an underweight allocation to consumer finance.

Which holdings detracted most from the Fund’s return?

Top detractors relative to the Index included positions in Piraeus Bank, Eurobank Ergasias, and Delta Lloyd.

•

As discussed, the Greek banks bore the brunt of the pain following the equity market shut down, and the Fund’s holdings in Piraeus Bank and Eurobank Ergasias, both out-of-Index positions, suffered as a result. The Fund eliminated its position in Piraeus as a result, and significantly reduced exposure to Eurobank Ergasias.

•

Shares of Delta Lloyd, a Netherlands-based insurance company, fell on concerns over its steeper-than-expected decline in solvency metrics, and worries that the third largest Dutch insurer would need to raise capital for the second time this year. The position was eliminated.

Which holdings made the largest positive contributions to the Fund’s return?

The largest contributors to relative performance during the period included positions in Great Western Bancorp and FinecoBank Banca Fineco, both out-of-Index positions. Wellington Management’s decision to not hold Index constituent Banco Santander SA also aided relative results.

•	Great Western Bancorp is a US-based regional bank, focused on personal and commercial banking. The company went public in October 2014. The Fund

Prudential Financial Services Fund	7

Strategy and Performance Overview (continued)

initiated a position at that time as Wellington Management believed the prevailing valuation was underpriced relative to the view that it could maintain solid loan growth with stabilized credit trends. Further, Wellington Management believed Great Western had the potential to be worth more than the cost of the acquisition. Since then, fundamentals largely played out as Wellington Management had hoped, with loan growth exceeding consensus expectations. Shares rose appreciably as a result. The Fund eliminated the position in November of 2015 due to its valuation.

•

Italy-based FinecoBank is an online bank and broker/financial advisor. The company is gaining market share from banks in Italy by providing better service and digital access to financial services supported by its strong online platform, fully open architecture, and high quality management, which has benefited the stock. Wellington Management continues to own the stock because it believes the market underestimates the company’s potential to sustain returns driven by the strong trend of Italians leaving banks for other financial service providers that provide better service.

•

The Fund’s avoidance of Banco Santander SA was also beneficial. The Spain-based banking company has meaningful regional exposure to Brazil, and shares fell more than –35% after S&P’s credit downgrade of the financially troubled Latin American country.

Were there significant changes to the portfolio?

•

Wellington Management focuses on companies in countries with strong savings patterns, export industries, and stable government-industry relations because financial services companies cannot borrow for less than the countries in which they are based. The Fund is constructed primarily using a bottom-up methodology although macro-oriented factors are an important consideration. As a result of these stock-by-stock decisions, the Fund ended the period most overweight in the banks and capital markets industries, and most underweight in the insurance and consumer finance industries. The Fund’s exposure to the bank industry increased over the year, while its exposure to insurance decreased.

•	The Fund’s holdings are geographically diverse. On a regional basis, the Fund ended the period with increased exposure to North America and reduced exposure to Europe and emerging markets.

•

Despite an uncertain political and economic environment, Wellington Management believes it will still be able to find opportunities to purchase solid companies at attractive valuations. It continuously seeks to upgrade the Fund by adding good companies on price weakness and trimming into strength.

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Does the Fund use derivatives? If so, what kind of impact did derivatives exposure have on the Fund’s performance?

While derivatives are not an active part of the investment process for the Fund, and are not expected to be a principal investment tool, Wellington Management did hedge the active weight of the Fund’s euro exposure during the period in the belief that currency weakness could weigh on the dollar-based returns of the Fund’s shareholders.

Prudential Financial Services Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2015, at the beginning of the period, and held through the six-month period ended November 30, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Financial Services Fund		Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$871.80	1.32%	$6.19
	Hypothetical	$1,000.00	$1,018.45	1.32%	$6.68

Class B	Actual	$1,000.00	$868.90	2.02%	$9.46
	Hypothetical	$1,000.00	$1,014.94	2.02%	$10.20

Class C	Actual	$1,000.00	$868.90	2.02%	$9.46
	Hypothetical	$1,000.00	$1,014.94	2.02%	$10.20

Class R	Actual	$1,000.00	$870.30	1.52%	$7.13
	Hypothetical	$1,000.00	$1,017.45	1.52%	$7.69

Class Z	Actual	$1,000.00	$873.40	1.02%	$4.79
	Hypothetical	$1,000.00	$1,019.95	1.02%	$5.16

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2015, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Financial Services Fund	11

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the year ended November 30, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.35%	1.35%
B	2.05	2.05
C	2.05	2.05
R	1.80	1.55
Z	1.05	1.05

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of November 30, 2015

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 97.6%

COMMON STOCKS 97.6%

Asset Management & Custody Banks 9.3%
Anima Holding SpA (Italy), 144A	522,219	$4,790,547
EFG International AG (Switzerland)*	613,475	5,962,725
Julius Baer Group Ltd. (Switzerland)*	121,012	5,785,181
OM Asset Management PLC (United Kingdom)	342,599	5,553,530

		22,091,983

Diversified Banks 55.3%
AMMB Holdings Bhd (Malaysia)	3,567,300	3,837,285
Banca Popolare dell’Emilia Romagna SC (Italy)	796,348	6,110,421
Bank of America Corp.	307,018	5,351,324
Bank of Baroda (India)	1,411,274	3,826,767
Bank of Montreal (Canada)	83,700	4,832,908
Bank Tabungan Pensiunan Nasional Tbk PT (Indonesia)*	22,805,800	4,310,601
BNP Paribas SA (France)	81,493	4,824,765
CaixaBank SA (Spain)	1,282,645	4,693,481
Canadian Imperial Bank of Commerce (Canada)	155,847	11,702,675
Canara Bank (India)	880,208	3,602,042
Citigroup, Inc.	159,632	8,634,495
Comerica, Inc.	177,704	8,236,580
Credit Agricole SA (France)	482,033	5,808,560
Eurobank Ergasias SA (Greece)*	7,358,145	107,867
FinecoBank Banca Fineco SpA (Italy)	515,172	4,019,190
HSBC Holdings PLC (United Kingdom)	888,410	7,088,503
ING Groep NV, CVA (Netherlands)	334,352	4,590,593
Israel Discount Bank Ltd. (Israel) (Class A Stock)*	3,803,649	7,006,960
JPMorgan Chase & Co.	102,630	6,843,368
National Bank of Canada (Canada)	306,276	10,038,339
Permanent TSB Group Holdings PLC (Ireland)*	506,280	2,501,231
Standard Chartered PLC (United Kingdom)	322,822	2,706,978
United Overseas Bank Ltd. (Singapore)	404,143	5,550,479
Van Lanschot NV, CVA (Netherlands)	212,384	4,877,646

		131,103,058

Diversified Capital Markets 3.5%
UBS Group AG (Switzerland)	432,321	8,293,025

Investment Banking & Brokerage 2.4%
Atlas Mara Ltd. (British Virgin Islands)*	561,596	3,144,938
Avanza Bank Holding AB (Sweden)	61,676	2,654,539

		5,799,477

See Notes to Financial Statements.

Prudential Financial Services Fund	13

Portfolio of Investments

as of November 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Life & Health Insurance 4.3%
Sony Financial Holdings, Inc. (Japan)	234,700	$4,324,929
Storebrand ASA (Norway)*	1,565,405	5,767,157

		10,092,086

Multi-Line Insurance 6.4%
Assicurazioni Generali SpA (Italy)	253,793	4,820,926
AXA SA (France)	160,523	4,337,440
Hartford Financial Services Group, Inc. (The)	134,720	6,148,621

		15,306,987

Property & Casualty Insurance 3.6%
XL Group PLC (Ireland)	222,171	8,482,489

Regional Banks 3.6%
GronlandsBANKEN A/S (Denmark)	16,182	1,393,370
PNC Financial Services Group, Inc. (The)	75,648	7,225,140

		8,618,510

Specialized Finance 6.6%
Callidus Capital Corp (Canada)	416,200	3,038,638
Coface SA (France)	562,398	5,500,939
Singapore Exchange Ltd. (Singapore)	1,317,800	7,039,741

		15,579,318

Technology Hardware, Storage & Peripherals 0.2%
CPI Card Group, Inc.*(a)	58,208	565,200

Thrifts & Mortgage Finance 2.4%
Federal Agricultural Mortgage Corp. (Class C Stock)	100,914	3,024,393
First National Financial Corp. (Canada)	152,300	2,594,501
Home Capital Group, Inc. (Canada)(a)	3,700	91,319

		5,710,213

TOTAL COMMON STOCKS (cost $225,879,578)		231,642,346

See Notes to Financial Statements.

14

Description	Units	Value (Note 1)
WARRANTS*

Investment Banking & Brokerage
Atlas Mara Ltd. (British Virgin Islands) expiring 12/17/17 (cost $4,913)	491,298	$61,412

TOTAL LONG-TERM INVESTMENTS (cost $225,884,491)		231,703,758

	Shares

SHORT-TERM INVESTMENT 2.9%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $6,805,190; includes $594,978 of cash collateral for securities on loan)(Note 3)(b)(c)	6,805,190	6,805,190

TOTAL INVESTMENTS 100.5% (cost $232,689,681)(Note 5)		238,508,948
Liabilities in excess of other assets (0.5)%		(1,285,129)

NET ASSETS 100.0%		$237,223,819

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

CVA—Certificate Van Aandelen (Bearer)

OTC—Over-the-counter

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $894,309; cash collateral of $594,978 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In addition, as of November 30, 2015, $323,471 of cash collateral has been segregated to cover the securities lending requirements. Securities on loan are subject to contractual netting arrangements.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

Prudential Financial Services Fund	15

Portfolio of Investments

as of November 30, 2015 continued

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
British Virgin Islands	$3,144,938	$—	$—
Canada	32,298,380	—	—
Denmark	1,393,370	—	—
France	—	20,471,704	—
Greece	—	107,867	—
India	—	7,428,809	—
Indonesia	4,310,601	—	—
Ireland	10,983,720	—	—
Israel	—	7,006,960	—
Italy	—	19,741,084	—
Japan	—	4,324,929	—
Malaysia	—	3,837,285	—
Netherlands	4,590,593	4,877,646	—
Norway	—	5,767,157	—
Singapore	—	12,590,220	—
Spain	—	4,693,481	—
Sweden	—	2,654,539	—
Switzerland	5,962,725	14,078,206	—
United Kingdom	5,553,530	9,795,481	—
United States	46,029,121	—	—
Warrants
British Virgin Islands	61,412	—	—
Affiliated Money Market Mutual Fund	6,805,190	—	—

Total	$121,133,580	$117,375,368	$—

See Notes to Financial Statements.

16

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Common Stocks	$31,168,039	L2 to L1	Model price to official close
Common Stocks	$7,173,877	L1 to L2	Official close to model price

The country allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2015 were as follows (Unaudited):

United States (including 0.3% of collateral for securities on loan)	22.3%
Canada	13.6
France	8.6
Switzerland	8.5
Italy	8.3
United Kingdom	6.5
Singapore	5.3
Ireland	4.6
Netherlands	4.0
India	3.1
Israel	3.0
Norway	2.4
Spain	2.0%
Japan	1.8
Indonesia	1.8
Malaysia	1.6
British Virgin Islands	1.3
Sweden	1.1
Denmark	0.6
Greece	0.1

100.5
Liabilities in excess of other assets	(0.5)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments are equity risk and foreign exchange risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of November 30, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated Investments	$61,412	—	$—

See Notes to Financial Statements.

Prudential Financial Services Fund	17

Portfolio of Investments

as of November 30, 2015 continued

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts*
Foreign exchange contracts	$442,955

*	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights*	Warrants*	Total
Equity Contracts	$(46,196)	$(135,107)	$(181,303)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended November 30, 2015, the Fund’s average value at settlement date for forward currency contracts sold was $5,716,946.

See Notes to Financial Statements.

18

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • NOVEMBER 30, 2015

Prudential Financial Services Fund

Statement of Assets & Liabilities

as of November 30, 2015

Assets
Investments at value, including securities on loan of $894,309:
Unaffiliated investments (cost $225,884,491)	$231,703,758
Affiliated investments (cost $6,805,190)	6,805,190
Receivable for investments sold	675,107
Receivable for Fund shares sold	410,260
Deposit with affiliated securities lending agent	323,471
Tax reclaim receivable	181,890
Dividends receivable	170,282
Prepaid expenses	2,411

Total Assets	240,272,369

Liabilities
Payable for Fund shares reacquired	709,772
Payable for investments purchased	649,158
Payable to broker for collateral for securities on loan	918,449
Payable to custodian	350,318
Accrued expenses and other liabilities	192,096
Management fee payable	147,885
Distribution fee payable	75,182
Affiliated transfer agent fee payable	5,690

Total Liabilities	3,048,550

Net Assets	$237,223,819

Net assets were comprised of:
Common stock, at par	$198,263
Paid-in capital in excess of par	236,946,898

237,145,161
Undistributed net investment income	4,106,277
Accumulated net realized loss on investment and foreign currency transactions	(9,805,034)
Net unrealized appreciation on investments and foreign currencies	5,777,415

Net assets, November 30, 2015	$237,223,819

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share ($110,167,547 ÷ 9,049,892 shares of common stock issued and outstanding)	$12.17
Maximum sales charge (5.50% of offering price)	0.71

Maximum offering price to public	$12.88

Class B
Net asset value, offering price and redemption price per share ($8,703,528 ÷ 795,795 shares of common stock issued and outstanding)	$10.94

Class C
Net asset value, offering price and redemption price per share ($45,571,401 ÷ 4,167,455 shares of common stock issued and outstanding)	$10.94

Class R
Net asset value, offering price and redemption price per share ($6,401,796 ÷ 526,689 shares of common stock issued and outstanding)	$12.15

Class Z
Net asset value, offering price and redemption price per share ($66,379,547 ÷ 5,286,516 shares of common stock issued and outstanding)	$12.56

See Notes to Financial Statements.

Prudential Financial Services Fund	21

Statement of Operations

Year Ended November 30, 2015

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $589,615)	$6,548,156
Affiliated income from securities lending, net	29,206
Affiliated dividend income	11,128

Total income	6,588,490

Expenses
Management fee	2,212,120
Distribution fee—Class A	421,094
Distribution fee—Class B	108,595
Distribution fee—Class C	522,338
Distribution fee—Class R	39,991
Transfer agent’s fees and expenses (including affiliated expense of $75,300)	384,000
Custodian and accounting fees	243,000
Registration fees	101,000
Shareholders’ reports	63,000
Audit fee	23,000
Legal fees and expenses	21,000
Directors’ fees	17,000
Insurance expenses	4,000
Loan interest expense	3,603
Miscellaneous	34,212

Total expenses	4,197,953
Less: Distribution fee waiver—Class R	(13,328)

Net expenses	4,184,625

Net investment income	2,403,865

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(9,458,841)
Foreign currency transactions	1,703,240

(7,755,601)

Net change in unrealized appreciation (depreciation) on:
Investments	(41,307,251)
Foreign currencies	(13,135)

(41,320,386)

Net loss on investment and foreign currency transactions	(49,075,987)

Net Decrease In Net Assets Resulting From Operations	$(46,672,122)

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended November 30,
	2015	2014
Increase (Decrease) In Net Assets
Operations
Net investment income	$2,403,865	$5,174,511
Net realized gain (loss) on investment and foreign currency transactions	(7,755,601)	36,351,902
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(41,320,386)	(40,708,924)

Net increase (decrease) in net assets resulting from operations	(46,672,122)	817,489

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(2,515,708)	(1,862,137)
Class B	(116,786)	(54,209)
Class C	(520,642)	(195,834)
Class R	(55,741)	(20,046)
Class Z	(1,783,969)	(1,259,520)

	(4,992,846)	(3,391,746)

Distributions from net realized gains
Class A	(17,397,987)	(16,779,751)
Class B	(1,466,314)	(1,371,734)
Class C	(6,536,958)	(4,955,485)
Class R	(451,088)	(230,364)
Class Z	(10,108,021)	(8,659,620)

	(35,960,368)	(31,996,954)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	69,568,930	129,123,420
Net asset value of shares issued in reinvestment of dividends and distributions	36,183,499	31,114,889
Cost of shares reacquired	(166,149,747)	(145,199,946)

Net increase (decrease) in net assets from Fund share transactions	(60,397,318)	15,038,363

Total decrease	(148,022,654)	(19,532,848)

Net Assets:
Beginning of year	385,246,473	404,779,321

End of year(a)	$237,223,819	$385,246,473

(a) Includes undistributed net investment income of:	$4,106,277	$4,863,904

See Notes to Financial Statements.

Prudential Financial Services Fund	23

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Company currently consists of three series: Prudential Jennison Health Sciences Fund, Prudential Jennison Utility Fund and Prudential Financial Services Fund. These financial statements relate to Prudential Financial Services Fund (the “Fund”). The financial statements of the other series are not presented herein.

The Fund is non-diversified and its investment objective is long-term capital appreciation.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

24

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Financial Services Fund	25

Notes to Financial Statements

continued

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are generally valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the

26

market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, including as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board’s approved fair valuation procedures.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Prudential Financial Services Fund	27

Notes to Financial Statements

continued

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income annually and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

28

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax-paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Wellington Management Company, LLP (“Wellington Management”). The subadvisory agreement provides that Wellington Management furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Wellington Management assumes the day-to-day management responsibilities of the Fund and is obligated to keep certain books and records of the Fund. PI pays for the services of Wellington Management, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .75% of average daily net assets up to $1 billion and .70% of average daily net assets in excess of $1 billion. The effective management fee rate was .75% for the year ended November 30, 2015.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Prudential Financial Services Fund	29

Notes to Financial Statements

continued

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares through March 31, 2017.

PIMS has advised the Fund that it received $215,854 in front-end sales charges resulting from sales of Class A shares, during the year ended November 30, 2015. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2015 it received $8, $17,419 and $8,770 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. Earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended November 30, 2015, PIM has been compensated approximately $8,700 for these services. On January 4, 2016, PIM was renamed PGIM, Inc.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

30

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2015, were $186,122,667 and $274.876,634, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended November 30, 2015, the adjustments were to increase undistributed net investment income by $1,831,354, increase accumulated net realized loss on investment and foreign currency transactions by $1,917,515 and increase paid-in capital in excess of par by $86,161 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, distribution reclass and reclassification of redemptions utilized as distributions for tax purposes. Net investment income, net realized loss on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended November 30, 2015, the tax character of dividends paid by the Fund were $19,378,351 of ordinary income and $21,574,863 of long-term capital gains. For the year ended November 30, 2014, the tax character of dividends paid by the Fund were $15,251,453 of ordinary income and $20,137,247 of long-term capital gains.

As of November 30, 2015, the Fund had accumulated undistributed earnings on a tax basis of $4,106,279 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation
$233,030,432	$29,564,050	$(24,085,534)	$5,478,516	$(41,854)	$5,436,662

Prudential Financial Services Fund	31

Notes to Financial Statements

continued

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to mark-to-market of receivables and payables, foreign currency contracts and other tax adjustments.

For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 2015 of approximately $1,981,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Fund elected to treat post-October capital losses of approximately $7,483,000 as having been incurred in the following fiscal year (November 30, 2016).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The CDSC is halved for certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. Class B shares are closed to new purchases, except through an exchange from Class B shares of another fund or through dividends or capital gains reinvestments. Class C shares are sold with a CDSC of 1% on shares redeemed within 12 months of purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

32

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 360 million shares of $.01 par value per share common stock authorized, divided into five classes, designated Class A, Class B, Class C, Class R and Class Z common stock, each of which consists of 90 million, 20 million, 70 million, 90 million and 90 million authorized shares, respectively.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2015:
Shares sold	1,812,209	$24,333,799
Shares issued in reinvestment of dividends and distributions	1,369,560	18,557,540
Shares reacquired	(6,095,648)	(80,413,615)

Net increase (decrease) in shares outstanding before conversion	(2,913,879)	(37,522,276)
Shares issued upon conversion from other share class(es)	114,188	1,522,069
Shares reacquired upon conversion into other share class(es)	(132,534)	(1,761,782)

Net increase (decrease) in shares outstanding	(2,932,225)	$(37,761,989)

Year ended November 30, 2014:
Shares sold	3,199,711	$51,436,687
Shares issued in reinvestment of dividends and distributions	1,094,565	17,261,286
Shares reacquired	(3,668,351)	(58,800,997)

Net increase (decrease) in shares outstanding before conversion	625,925	9,896,976
Shares issued upon conversion from other share class(es)	66,328	1,073,098
Shares reacquired upon conversion into other share class(es)	(1,025,329)	(16,743,331)

Net increase (decrease) in shares outstanding	(333,076)	$(5,773,257)

Class B
Year ended November 30, 2015:
Shares sold	43,529	$533,570
Shares issued in reinvestment of dividends and distributions	115,195	1,411,138
Shares reacquired	(247,722)	(2,950,377)

Net increase (decrease) in shares outstanding before conversion	(88,998)	(1,005,669)
Shares reacquired upon conversion into other share class(es)	(101,237)	(1,218,748)

Net increase (decrease) in shares outstanding	(190,235)	$(2,224,417)

Year ended November 30, 2014:
Shares sold	175,020	$2,575,513
Shares issued in reinvestment of dividends and distributions	89,953	1,298,916
Shares reacquired	(217,397)	(3,192,518)

Net increase (decrease) in shares outstanding before conversion	47,576	681,911
Shares reacquired upon conversion into other share class(es)	(66,932)	(988,771)

Net increase (decrease) in shares outstanding	(19,356)	$(306,860)

Prudential Financial Services Fund	33

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended November 30, 2015:
Shares sold	1,151,220	$13,629,032
Shares issued in reinvestment of dividends and distributions	455,223	5,576,486
Shares reacquired	(1,762,665)	(20,859,092)

Net increase (decrease) in shares outstanding before conversion	(156,222)	(1,653,574)
Shares reacquired upon conversion into other share class(es)	(80,684)	(963,090)

Net increase (decrease) in shares outstanding	(236,906)	$(2,616,664)

Year ended November 30, 2014:
Shares sold	1,467,841	$21,457,071
Shares issued in reinvestment of dividends and distributions	291,955	4,212,910
Shares reacquired	(914,050)	(13,296,582)

Net increase (decrease) in shares outstanding before conversion	845,746	12,373,399
Shares reacquired upon conversion into other share class(es)	(64,994)	(951,909)

Net increase (decrease) in shares outstanding	780,752	$11,421,490

Class R
Year ended November 30, 2015
Shares sold	368,863	$4,875,062
Shares issued in reinvestment of dividends and distributions	37,404	506,829
Shares reacquired*	(169,592)	(2,205,162)

Net increase (decrease) in shares outstanding	236,675	$3,176,729

Year ended November 30, 2014:
Shares sold	272,458	$4,371,020
Shares issued in reinvestment of dividends and distributions	15,869	250,410
Shares reacquired	(159,366)	(2,546,230)

Net increase (decrease) in shares outstanding	128,961	$2,075,200

34

Class Z	Shares	Amount
Year ended November 30, 2015:
Shares sold	1,909,757	$26,197,467
Shares issued in reinvestment of dividends and distributions	726,794	10,131,506
Shares reacquired	(4,441,877)	(59,721,501)

Net increase (decrease) in shares outstanding before conversion	(1,805,326)	(23,392,528)
Shares issued upon conversion from other share class(es)	197,404	2,698,490
Shares reacquired upon conversion into other share class(es)	(20,260)	(276,939)

Net increase (decrease) in shares outstanding	(1,628,182)	$(20,970,977)

Year ended November 30, 2014:
Shares sold	3,000,903	$49,283,129
Shares issued in reinvestment of dividends and distributions	500,394	8,091,367
Shares reacquired	(4,087,630)	(67,363,619)

Net increase (decrease) in shares outstanding before conversion	(586,333)	(9,989,123)
Shares issued upon conversion from other shares class(es)	1,055,917	17,695,240
Shares reacquired upon conversion into other share class(es)	(5,077)	(84,327)

Net increase (decrease) in shares outstanding	464,507	$7,621,790

*	Includes affiliated redemption of 1,035 shares with a value of $12,529 for Class R shares.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended November 30, 2015. The average daily balance for the 52 days that the Fund had loans outstanding during the period was $1,748,423, borrowed at a weighted average interest rate of 1.43%. The maximum loan outstanding amount during the period was $6,607,000. At November 30, 2015, the Fund did not have an outstanding loan amount.

Prudential Financial Services Fund	35

Notes to Financial Statements

continued

Note 8. Notice of Dividends and Distributions to Shareholders

The Fund declared ordinary income dividends on December 22, 2015 to shareholders of record on December 23, 2015. The ex-dividend date was December 24, 2015. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.22382
Class B	$0.14591
Class C	$0.14591
Class R	$0.19870
Class Z	$0.26285

Note 9. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

36

Financial Highlights

Class A Shares
	Year Ended November 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.87	$17.34	$13.25	$10.86	$12.89
Income (loss) from investment operations:
Net investment income	.12	.21	.12	.09	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.09)	(.18)	4.41	2.48	(1.50)
Total from investment operations	(1.97)	.03	4.53	2.57	(1.32)
Less Dividends and Distributions:
Dividends from net investment income	(.22)	(.15)	(.10)	(.18)	(.02)
Distributions from net realized gains	(1.51)	(1.35)	(.34)	-	(.69)
Total dividends and distributions	(1.73)	(1.50)	(.44)	(.18)	(.71)
Net asset value, end of year	$12.17	$15.87	$17.34	$13.25	$10.86
Total Return(b):	(13.54)%	.22%	35.12%	24.15%	(11.19)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$110,168	$190,097	$213,603	$123,375	$100,770
Average net assets (000)	$140,368	$213,715	$173,140	$114,947	$124,866
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.35%	1.31%	1.33%	1.41%	1.43%
Expenses before waivers and/or expense reimbursement	1.35%	1.31%	1.33%	1.41%	1.43%
Net investment income	.87%	1.31%	.76%	.73%	1.38%
Portfolio turnover rate	65%	66%	62%	63%	83%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Financial Services Fund	37

Financial Highlights

continued

Class B Shares
	Year Ended November 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.42	$15.91	$12.20	$9.99	$11.99
Income (loss) from investment operations:
Net investment income (loss)	.02	.09	.01	- (b)	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.87)	(.18)	4.06	2.31	(1.39)
Total from investment operations	(1.85)	(.09)	4.07	2.31	(1.31)
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.05)	(.02)	(.10)	-
Distributions from net realized gains	(1.51)	(1.35)	(.34)	-	(.69)
Total dividends and distributions	(1.63)	(1.40)	(.36)	(.10)	(.69)
Net asset value, end of year	$10.94	$14.42	$15.91	$12.20	$9.99
Total Return(c):	(14.04)%	(.56)%	34.22%	23.40%	(11.92)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,704	$14,222	$15,998	$9,205	$8,067
Average net assets (000)	$10,860	$15,963	$12,433	$8,579	$10,502
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.05%	2.01%	2.03%	2.11%	2.13%
Expenses before waivers and/or expense reimbursement	2.05%	2.01%	2.03%	2.11%	2.13%
Net investment income	.18%	.61%	.04%	.02%	.70%
Portfolio turnover rate	65%	66%	62%	63%	83%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

38

Class C Shares
	Year Ended November 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.42	$15.91	$12.20	$9.99	$11.99
Income (loss) from investment operations:
Net investment income (loss)	.02	.09	.01	- (b)	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.87)	(.18)	4.06	2.31	(1.39)
Total from investment operations	(1.85)	(.09)	4.07	2.31	(1.31)
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.05)	(.02)	(.10)	-
Distributions from net realized gains	(1.51)	(1.35)	(.34)	-	(.69)
Total dividends and distributions	(1.63)	(1.40)	(.36)	(.10)	(.69)
Net asset value, end of year	$10.94	$14.42	$15.91	$12.20	$9.99
Total Return(c):	(14.04)%	(.55)%	34.22%	23.40%	(11.92)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$45,571	$63,519	$57,635	$29,703	$25,697
Average net assets (000)	$52,237	$63,592	$43,393	$28,075	$31,164
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.05%	2.01%	2.03%	2.11%	2.13%
Expenses before waivers and/or expense reimbursement	2.05%	2.01%	2.03%	2.11%	2.13%
Net investment income	.20%	.58%	.04%	.03%	.71%
Portfolio turnover rate	65%	66%	62%	63%	83%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Financial Services Fund	39

Financial Highlights

continued

Class R Shares
	Year Ended November 30,			February 3, 2012(a) through November 30,
	2015	2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$15.84	$17.32	$13.23	$12.24
Income (loss) from investment operations:
Net investment income (loss)	.09	.16	.05	-	(g)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.08)	(.17)	4.45	.99
Total from investment operations	(1.99)	(.01)	4.50	.99
Less Dividends and Distributions:
Dividends from net investment income	(.19)	(.12)	(.07)	-
Distributions from net realized gains	(1.51)	(1.35)	(.34)	-
Total dividends and distributions	(1.70)	(1.47)	(.41)	-
Net asset value, end of period	$12.15	$15.84	$17.32	$13.23
Total Return(c):	(13.69)%	(.04)%	34.92%	8.09%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6,402	$4,594	$2,789	$224
Average net assets (000)	$5,333	$4,013	$1,238	$34
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.55%	1.51%	1.53%	1.61%	(e)
Expenses before waivers and/or expense reimbursement	1.80%	1.76%	1.78%	1.86%
Net investment income (loss)	.70%	1.02%	.30%	(.02)%	(e)
Portfolio turnover rate	65%	66%	62%	63%	(f)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

(g) Less than $.005 per share.

See Notes to Financial Statements.

40

Class Z Shares
	Year Ended November 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.32	$17.79	$13.58	$11.13	$13.20
Income (loss) from investment operations:
Net investment income	.16	.26	.17	.13	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.14)	(.18)	4.51	2.53	(1.57)
Total from investment operations	(1.98)	.08	4.68	2.66	(1.33)
Less Dividends and Distributions:
Dividends from net investment income	(.27)	(.20)	(.13)	(.21)	(.05)
Distributions from net realized gains	(1.51)	(1.35)	(.34)	-	(.69)
Total dividends and distributions	(1.78)	(1.55)	(.47)	(.21)	(.74)
Net asset value, end of year	$12.56	$16.32	$17.79	$13.58	$11.13
Total Return(b):	(13.24)%	.51%	35.50%	24.57%	(10.98)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$66,380	$112,815	$114,754	$55,071	$24,313
Average net assets (000)	$86,151	$116,858	$88,911	$40,829	$32,896
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.05%	1.01%	1.03%	1.11%	1.13%
Expenses before waivers and/or expense reimbursement	1.05%	1.01%	1.03%	1.11%	1.13%
Net investment income	1.19%	1.59%	1.05%	1.04%	1.78%
Portfolio turnover rate	65%	66%	62%	63%	83%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Financial Services Fund	41

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Financial Services Fund, a series of Prudential Sector Funds, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 15, 2016

42

Tax Information

(Unaudited)

We are advising you that during the year ended November 30, 2015, the Fund reports the maximum amount allowed per share but not less than $0.90 for Class A, B, C, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2015, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Financial Services Fund	37.93%	2.74%

For the year ended November 30, 2015, the Fund made an election to pass-through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code of the following amounts: $538,234 foreign tax credit from recognized foreign source income of $6,523,573.

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar 2015.

Prudential Financial Services Fund	43

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Financial Services Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Visit our website at www.prudentialfunds.com

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Financial Services Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Financial Services Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Financial Services Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Wellington Management Company LLP (“Wellington”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Wellington. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Financial Services Fund is a series of Prudential Sector Funds, Inc.

Prudential Financial Services Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Wellington, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Wellington. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Wellington, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Wellington, and also considered the qualifications, backgrounds and responsibilities of Wellington’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Wellington’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Wellington. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Wellington.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Wellington, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Wellington under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI in relation to the services rendered was not unreasonable.

The Board noted that the Fund’s subadviser was not affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadviser, as well as the fact that PI compensates the subadviser out of its management fee.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services,

Prudential Financial Services Fund

Approval of Advisory Agreements (continued)

and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Wellington

The Board considered potential ancillary benefits that might be received by PI and Wellington and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Wellington included its ability to use soft dollar credits, brokerage commissions received by affiliates of Wellington, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Wellington were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

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The mutual funds included in the Peer Universe (the Lipper Global Financial Services Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	2nd Quartile	1st Quartile
Actual Management Fees: N/A
Net Total Expenses: N/A

•	The Board noted that the Fund outperformed its benchmark index over the five- and ten-year periods, although it underperformed over the other periods.
•	The Board considered that 2014 was the first calendar year in which the Fund had underperformed since the subadviser began managing the portfolio in 2009.
•	The Board noted that the Fund’s actual management fee and net total expenses ranked second out of the four funds in its Peer Group.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Financial Services Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Wellington Management Company LLP	280 Congress Street Boston, MA 02210

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Financial Services Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL FINANCIAL SERVICES FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PFSAX	PUFBX	PUFCX	PSSRX	PFSZX
CUSIP	74441P106	74441P205	74441P304	74441P783	74441P403

MF188E    0287136-00001-00

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS | MUTUAL FUNDS

PRUDENTIAL JENNISON HEALTH SCIENCES FUND

ANNUAL REPORT • NOVEMBER 30, 2015

Objective

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

January 15, 2016

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Health Sciences Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Health Sciences Fund

Prudential Jennison Health Sciences Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 11/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	7.88%	231.40%	337.87%	—
Class B	7.14	220.09	307.99	—
Class C	7.12	219.99	307.89	—
Class R	7.70	N/A	N/A	143.68% (2/3/12)
Class Z	8.22	236.39	350.58	—
S&P 1500 Health Care Index	4.74	160.96	186.48	—
S&P Composite 1500 Index	2.88	95.00	108.41	—
Lipper Health/Biotechnology Funds Average	8.07	186.79	235.58	—

Average Annual Total Returns (With Sales Charges) as of 12/31/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–0.73%	24.19%	15.12%
Class B	–0.11	24.65	14.95
Class C	3.43	24.73	14.95
Class R	4.87	N/A	N/A	25.86% (2/3/12)
Class Z	5.36	25.98	16.10
S&P 1500 Health Care Index	7.41	20.34	10.94
S&P Composite 1500 Index	1.01	12.39	7.41
Lipper Health/Biotechnology Funds Average	8.12	21.80	12.55

Average Annual Total Returns (With Sales Charges) as of 11/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	1.95%	25.65%	15.26%	—
Class B	2.59	26.12	15.10	—
Class C	6.21	26.19	15.09	—
Class R	7.70	N/A	N/A	26.22% (2/3/12)
Class Z	8.22	27.46	16.25	—

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Average Annual Total Returns (Without Sales Charges) as of 11/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	7.88%	27.08%	15.91%	—
Class B	7.14	26.20	15.10	—
Class C	7.12	26.19	15.09	—
Class R	7.70	N/A	N/A	26.22% (2/3/12)
Class Z	8.22	27.46	16.25	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Health Sciences Fund (Class A shares) with a similar investment in the S&P Composite 1500 Index and the S&P 1500 Health Care Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 2005) and the account values at the end of the current fiscal year (November 30, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an

Prudential Jennison Health Sciences Fund	3

Your Fund’s Performance (continued)

individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum initial sales charges	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

S&P 1500 Health Care Index

The S&P 1500 Health Care Index is an unmanaged, capitalization-weighted index that measures the performance of the health care sector of the S&P Composite 1500 Index. The cumulative total return for the Index measured from the month-end closest to the inception date for Class R shares through 11/30/15 is 114.40%. The average annual total return for the Index measured from the month-end closest to the inception date for Class R shares through 12/31/15 is 21.99%.

S&P Composite 1500 Index

The Standard & Poor’s Composite 1500 Index (S&P 1500 Index) is an unmanaged index of the 502 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how US stock prices have performed. The cumulative total return for the Index measured from the month-end closest to the inception date for Class R

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shares through 11/30/2015 is 71.48%. The average annual total return for the Index measured from the month-end closest to the inception date for Class R shares through 12/31/15 is 14.21%.

Lipper Health/Biotechnology Funds Average

The Lipper Health/Biotechnology Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Health/Biotechnology Funds category for the periods noted. Funds in the Lipper Average invest primarily in shares of companies engaged in healthcare, medicine, and biotechnology. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date for Class R shares through 11/30/2015 is 130.38%. The average annual total return for the Lipper Average measured from the month-end closest to the inception date for Class R shares through 12/31/15 is 23.71%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the inception date, for the individual share class.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/15
BioMarin Pharmaceutical, Inc., Biotechnology	4.9%
Bristol-Myers Squibb Co., Pharmaceuticals	3.6
Shire PLC (Ireland), ADR, Pharmaceuticals	3.5
Celgene Corp., Biotechnology	3.4
Allergan PLC, Pharmaceuticals	3.1

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/15
Biotechnology	41.6%
Pharmaceuticals	26.2
Managed Health Care	11.6
Health Care Equipment	4.6
Life Sciences Tools & Services	4.2

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Health Sciences Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Health Sciences Fund’s Class A shares advanced 7.88% in the 12 months ended November 30, 2015, outperforming the 4.74% return of the S&P 1500 Health Care Index (the Index) but underperforming the 8.07% return of the Lipper Health/Biotechnology Funds Average.

In the Index, every sector except health care technology rose, with life sciences tools and services and health care providers and services advancing the most. In the Fund, biotechnology holdings made the biggest gains and contributed most to return. The Fund’s health care technology and health care equipment and supplies holdings lost ground and detracted from return.

What was the market environment?

Weak energy prices, a strong US dollar, and slowing economic growth in China were key influences on the global economic landscape in the past year. The US remained the strongest of the major global economies. The Federal Reserve ended its quantitative-easing program in December 2014, signaling confidence in the health of US economic activity and labor market conditions. A Chinese market correction in late summer and the ensuing devaluation of the yuan heightened skepticism about the reported strength of economic growth in the world’s second-largest economy and raised concerns that other struggling economies might set off a cycle of competitive devaluations to remain competitive in global export markets. Europe struggled, unsuccessfully, to avert Greece’s default even as the country’s new government called for less economic austerity. Euro zone leaders eventually reached an agreement to start negotiations on a third bailout for Greece. Economic activity in Europe remained anemic but showed signs of improving. These factors, combined with uncertainty about the timing and pace of anticipated monetary tightening in the US, contributed to continued volatility in global financial markets.

Merger and acquisition activity in the health care sector was vigorous, although the market responded less robustly to announcements as the year progressed. US presidential campaign discussion about drug pricing ignited a broad selloff in the sector late in the period, as did concerns about certain specialty distributor practices.

Which holdings made the largest positive contributions to the Fund’s return?

Several biotechnology holdings with innovative therapy pipelines were major contributors to the Fund’s returns.

•

Incyte’s Jakafi is the only treatment approved in the US for patients suffering from intermediate or high-risk myelofibrosis. Jakafi is also approved as a treatment for polycythemia vera, a rare blood cancer. Results of late-stage

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trials of baricitinib, another drug under development, in rheumatoid arthritis, showed competitive efficacy. And emerging data from tests of epacadostat, one of several new drugs that are harnessing the immune system to target tumors, are promising.

•

Bluebird Bio’s lead candidate is in development for two severe blood disorders with high unmet need and few effective therapies available—beta-thalassemia and sickle cell disease. Bluebird Bio’s other clinical-stage candidate targets childhood cerebral adrenoleukodystrophy. In partnership with Celgene, the company has a preclinical-stage program to develop chimeric antigen receptor T cell therapies for the treatment of cancer.

•

Biopharmaceutical company Dyax develops therapies that treat plasma kallikrein (PKM) disorders. Its initial focus is hereditary angioedema (HAE), a rare genetic disorder that can lead to morbidity or death. Dyax rose on positive results from a Phase 1B clinical study of one of its developmental therapies as well as “fast track” designation from the Food and Drug Administration (FDA) for investigation of the drug. In November, it agreed to be acquired by Shire, another Fund holding.

•

Ultragenyx Pharmaceutical’s triheptanoin is being tested for the treatment of movement disorder orphan diseases. Orphan drug designation by the FDA fosters accelerated development of therapies that target currently untreated conditions afflicting small populations. The company released positive interim data from a Phase 2 study of a treatment for a common form of inherited rickets. Ultragenyx has two other clinical-stage therapeutic candidates that address ultra-rare genetic diseases.

•

Auspex Pharmaceuticals advanced on news that it would be acquired by Teva Pharmaceutical. Auspex’s main product, SD-809, is being developed for the treatment of chorea (abnormal involuntary movement associated with Huntington’s disease), tardive dyskinesia, and Tourette syndrome. SD-809 for Huntington’s has orphan drug designation and could win regulatory approval and be launched commercially in 2016.

In pharmaceuticals, Allergan and Bristol-Myers Squibb made strong advances. Please see “Comments on Largest Holdings” below for discussion of Allergan and Bristol-Myers Squibb.

Which holdings detracted most from the Fund’s return?

In biotechnology, OvaScience was a detractor of note.

•	OvaScience develops treatments for age-related infertility based on a proprietary technology platform that leverages egg precursor, or stem, cells—immature egg

Prudential Jennison Health Sciences Fund	7

Strategy and Performance Overview (continued)

cells found inside the protective ovarian lining. OvaScience shares declined as it became clear that commercial execution would take longer than originally estimated.

Several pharmaceuticals holdings declined.

•

Pacira Pharmaceuticals fell on news that it received a subpoena from the Department of Justice requesting a broad range of marketing and promotion documents for Exparel, the company’s profitable long-acting anesthetic/analgesic product for postsurgical pain.

•

The decline in specialty pharmaceutical company Endo International reflected a federal investigation of the pricing policies of another specialty pharmaceutical company, Valeant Pharmaceuticals. Valeant’s distribution procedures, as well as those of other specialty pharmaceutical companies, also came under intense media and short seller scrutiny.

•

Ocular Therapeutix develops therapies for eye diseases based on a proprietary hydrogel platform technology. The stock fell on disappointing data from a clinical trial of OTX-DP, a developmental treatment for ocular inflammation and pain following cataract surgery. Other products in its pipeline include OTX-TP for glaucoma and ocular hypertension.

•

Shares of Aratana Therapeutics declined on news that two of the company’s pipeline therapies were no safer or more effective than chemotherapy in the treatment of lymphoma in dogs. Aratana licenses, develops, and sells innovative biopharmaceutical products for cats, dogs, and other companion animals.

In life sciences tools and services:

•

Fluidigm’s financial results came in below projections, and the company reduced its guidance. Fluidigm’s proprietary microfluidic systems simplify experimental workflow, increase throughput, and reduce costs.

Were there significant changes to the portfolio?

Sector weights were largely stable, with a significant overweight in biotechnology decreasing slightly, and exposure to health care providers and services increasing. New positions were established in companies such as Pfizer, Aetna, and CVS Health. Positions in companies such as Isis Pharmaceuticals, Roche, and Intercept Pharmaceuticals were eliminated.

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Comments on Largest Holdings

4.9%	BioMarin Pharmaceutical, Inc., Biotechnology

BioMarin develops pharmaceuticals for rare, often genetic, diseases that affect small percentages of the population. Once approved, these therapies are often granted exclusive marketing rights for several years and frequently command high prices. The company already has commercial products for Morquio A syndrome, Maroteaux-Lamy syndrome, Hurler syndrome, and phenylketonuria. Orphan disease drugs in development include therapies for achondroplasia, genetically defined cancer, Pompe disease, and Duchenne muscular dystrophy.

3.6%	Bristol-Myers Squibb Co., Pharmaceuticals

Bristol-Myers is a leader in the development of oncology active immune therapy, an approach that leverages a patient’s own immune system. The company’s Opdivo is approved for patients with advanced (metastatic) squamous non-small cell lung cancer and melanoma. In September, the company reported positive data from a study of Opdivo with Yervoy (another approved Bristol-Myers drug) in front-line lung cancer. Jennison likes Bristol’s overall immune-oncology program and believes the company will continue to benefit from product momentum, new product launches, pipeline data, and strong business development deals.

3.5%	Shire PLC ADR, Pharmaceuticals

Specialty pharmaceutical company Shire has product franchises in neuroscience, gastrointestinal, and rare diseases. It has been transforming itself into a leading orphan disease company with a strong product pipeline and business development and acquisition opportunities. In October, the company reported positive results from a Phase 3 study of lifitegrast, a dry eye treatment with significant market potential.

3.4%	Celgene Corp., Biotechnology

Jennison views Celgene, with its robust revenue and earnings and deep pipeline, as one of the biotechnology sector’s most fundamentally sound companies. Its leading drugs include Revlimid, an oral therapy for multiple myeloma, a blood cancer, and for myelodysplastic syndrome, a rare group of blood disorders; Pomalyst, also for multiple myeloma; Abraxane, for breast, lung, and pancreatic cancer; and Otezla, for psoriatic arthritis and plaque psoriasis.

3.1%	Allergan PLC, Pharmaceuticals

Allergan (formerly Actavis) develops and markets both brand and generic drugs. After several acquisitions, it has grown in size and scope, and is now, Jennison believes, a formidable pharmaceutical company with a global scope. Jennison believes the merger of Actavis and Allergan enhances the rate and duration of the combined company’s growth.

Prudential Jennison Health Sciences Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2015, at the beginning of the period, and held through the six-month period ended November 30, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Health Sciences Fund		Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$881.90	1.15%	$5.43
	Hypothetical	$1,000.00	$1,019.30	1.15%	$5.82

Class B	Actual	$1,000.00	$878.80	1.85%	$8.71
	Hypothetical	$1,000.00	$1,015.79	1.85%	$9.35

Class C	Actual	$1,000.00	$878.80	1.85%	$8.71
	Hypothetical	$1,000.00	$1,015.79	1.85%	$9.35

Class R	Actual	$1,000.00	$881.20	1.35%	$6.37
	Hypothetical	$1,000.00	$1,018.30	1.35%	$6.83

Class Z	Actual	$1,000.00	$883.20	0.85%	$4.01
	Hypothetical	$1,000.00	$1,020.81	0.85%	$4.31

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2015, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Health Sciences Fund	11

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the year ended November 30, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.13%	1.13%
B	1.83	1.83
C	1.83	1.83
R	1.58	1.33
Z	0.83	0.83

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of November 30, 2015

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 95.5%

COMMON STOCKS 95.4%

Biotechnology 41.6%
Adaptimmune Therapeutics PLC, ADR*(a)	388,462	$3,511,696
Aduro Biotech, Inc.*(a)	310,378	9,618,614
Agios Pharmaceuticals, Inc.*(a)	123,489	7,976,155
Alexion Pharmaceuticals, Inc.*	575,705	102,728,800
Alnylam Pharmaceuticals, Inc.*	787,111	81,906,771
Amicus Therapeutics, Inc.*(a)	1,332,291	14,295,482
Applied Genetic Technologies Corp.*	654,132	11,146,409
Baxalta, Inc.	956,545	32,886,017
BioCryst Pharmaceuticals, Inc.*(a)	889,393	9,436,460
Biogen, Inc.*	275,374	78,993,786
BioMarin Pharmaceutical, Inc.*	1,752,708	167,155,762
Bluebird Bio, Inc.*(a)	400,162	35,514,378
Cara Therapeutics, Inc.*	422,303	6,989,115
Celgene Corp.*	1,052,015	115,143,042
Chimerix, Inc.*(a)	571,353	23,082,661
Coherus Biosciences, Inc.*(a)	345,666	10,497,876
DBV Technologies SA (France), ADR*	389,800	13,592,326
Dimension Therapeutics, Inc.*(a)	324,657	4,882,841
Dyax Corp.*	420,502	14,154,097
EPIRUS Biopharmaceuticals, Inc.*(a)	1,589,064	7,738,742
Epizyme, Inc.*(a)	629,944	10,148,398
Fibrocell Science, Inc.*(a)	1,828,105	10,785,820
Flexion Therapeutics, Inc.*	507,950	9,874,548
Gilead Sciences, Inc.	438,094	46,420,440
Global Blood Therapeutics, Inc.*(a)	229,454	10,775,160
Immune Design Corp.*(a)	160,821	3,365,984
Incyte Corp.*	897,285	102,505,838
Inotek Pharmaceuticals Corp.*(a)	1,160,379	13,912,944
Insmed, Inc.*	857,407	13,984,308
Invitae Corp.*(a)	25,931	199,409
Kindred Biosciences, Inc.*(a)	610,308	2,435,129
MacroGenics, Inc.*(a)	187,949	6,499,276
Medgenics, Inc. (Israel)*(a)	1,261,358	8,728,597
Mirati Therapeutics, Inc.*	52,533	1,997,830
Natera, Inc.*(a)	518,542	4,609,838
Neurocrine Biosciences, Inc.*	343,674	18,685,555
Nexvet Biopharma PLC (Ireland)*(a)	21,351	84,336
Nivalis Therapeutics, Inc.*	161,249	1,338,367

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	13

Portfolio of Investments

as of November 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Biotechnology (cont’d.)
Otonomy, Inc.*(a)	889,099	$23,463,323
OvaScience, Inc.*(a)	1,562,582	14,735,148
Portola Pharmaceuticals, Inc.*(a)	634,971	31,500,911
ProQR Therapeutics NV (Netherlands)*(a)	291,920	3,041,806
Prothena Corp. PLC (Ireland)*(a)	392,856	27,712,062
PTC Therapeutics, Inc.*(a)	691,013	20,758,031
Radius Health, Inc.*	196,371	11,941,321
Regeneron Pharmaceuticals, Inc.*	153,158	83,394,531
REGENXBIO, Inc.*(a)	122,697	2,941,047
Retrophin, Inc.*(a)	565,062	12,629,136
Sarepta Therapeutics, Inc.*(a)	452,948	16,650,368
Seres Therapeutics, Inc.*(a)	262,182	9,393,981
TESARO, Inc.*(a)	729,315	37,224,238
Trevena, Inc.*	483,559	6,088,008
Ultragenyx Pharmaceutical, Inc.*	554,336	54,502,316
Vertex Pharmaceuticals, Inc.*	349,082	45,157,248

		1,418,736,282

Drug Retail 1.9%
CVS Health Corp.	688,861	64,814,931

Health Care Equipment 4.6%
DexCom, Inc.*	485,944	41,314,959
GenMark Diagnostics, Inc.*(a)	1,406,584	11,210,474
Innocoll AG (Germany), ADR*	270,873	2,055,926
Medtronic PLC	1,202,137	90,569,002
Novadaq Technologies, Inc. (Canada)*(a)	891,020	10,852,624

		156,002,985

Health Care Facilities 3.1%
Acadia Healthcare Co., Inc.*(a)	567,500	39,163,175
HCA Holdings, Inc.*	247,460	16,842,128
Surgery Partners, Inc.*(a)	323,613	6,184,244
Universal Health Services, Inc. (Class B Stock)	337,226	40,979,704

		103,169,251

Health Care Services 1.1%
DaVita HealthCare Partners, Inc.*	425,128	31,051,349
Premier, Inc. (Class A Stock)*	197,300	6,779,228

		37,830,577

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Health Care Supplies 1.1%
Alere, Inc.*	822,303	$33,936,445
Derma Sciences, Inc.*	910,180	4,077,606

		38,014,051

Life Sciences Tools & Services 4.2%
Fluidigm Corp.*(a)	669,117	7,607,860
Illumina, Inc.*	413,882	76,112,900
WuXi PharmaTech Cayman, Inc. (China), ADR*	1,298,912	59,360,279

		143,081,039

Managed Health Care 11.6%
Aetna, Inc.	762,607	78,357,869
Centene Corp.*	1,010,502	58,356,491
Cigna Corp.	652,079	88,017,623
Humana, Inc.	371,836	62,713,860
Molina Healthcare, Inc.*(a)	413,716	24,930,526
UnitedHealth Group, Inc.	742,796	83,720,537

		396,096,906

Pharmaceuticals 26.2%
Aerie Pharmaceuticals, Inc.*(a)	1,913,983	52,519,693
Allergan PLC*	336,575	105,647,527
Aratana Therapeutics, Inc.*(a)	1,420,273	8,322,800
Assembly Biosciences, Inc.*	1,342,370	13,195,497
AstraZeneca PLC (United Kingdom), ADR(a)	2,591,636	88,245,206
Bristol-Myers Squibb Co.	1,826,514	122,394,703
Cassiopea SpA (Italy)*	67,672	2,288,949
Cassiopea SpA (Italy), 144A*(b)	230,363	7,791,838
Dermira, Inc.*	302,357	9,315,619
Eli Lilly & Co.	500,443	41,056,344
Endo International PLC*	260,956	16,043,575
Flex Pharma, Inc.*(a)	199,817	2,417,786
Intersect ENT, Inc.*(a)	205,826	4,056,830
Intra-Cellular Therapies, Inc.*(a)	651,893	34,765,454
Jazz Pharmaceuticals PLC*	172,012	25,215,239
Medicines Co. (The)*(a)	871,797	36,624,192
Novartis AG (Switzerland), ADR	256,065	21,826,981
Novo Nordisk A/S (Denmark), ADR	478,535	26,305,069
Ocular Therapeutix, Inc.*(a)	451,251	4,277,859
Pacira Pharmaceuticals, Inc.*(a)	759,193	49,157,747
Pfizer, Inc.	2,924,823	95,846,450
SCYNEXIS, Inc.*(a)	307,813	2,086,972

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	15

Portfolio of Investments

as of November 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
Shire PLC (Ireland), ADR	581,006	$121,058,410
SteadyMed, Ltd. (Israel)*(a)	347,749	1,098,887
WaVe Life Sciences Pte Ltd.*(a)	152,176	2,472,860

		894,032,487

TOTAL COMMON STOCKS (cost $2,290,222,866)		3,251,778,509

PREFERRED STOCK 0.1%

Health Care Equipment
ControlRad Systems, Inc., Private Placement, Reg D, Series A (original cost $2,400,000; purchased 8/31/12)*(b)(c) (cost $2,400,000)	4,084,064	4,516,248

	Units
WARRANTS*

Health Care Equipment
SANUWAVE Health, Inc., expiring 04/08/16, Private Placement (original cost $0; purchased 04/08/11)(b)(c)	787,690	—

Health Care Supplies
Derma Sciences, Inc., expiring 06/23/16, Private Placement (original cost $47,950; purchased 06/17/11)(b)(c)	342,500	993

TOTAL WARRANTS (cost $47,950)		993

TOTAL LONG-TERM INVESTMENTS (cost $2,292,670,816)		3,256,295,750

	Shares

SHORT-TERM INVESTMENT 15.7%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $534,862,983; includes $394,895,663 of cash collateral for securities on loan) (Note 3)(d)(e)	534,862,983	534,862,983

TOTAL INVESTMENTS 111.2% (cost $2,827,533,799) (Note 5)		3,791,158,733
Liabilities in excess of other assets (11.2)%		(380,597,143)

NET ASSETS 100.0%		$3,410,561,590

See Notes to Financial Statements.

16

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

Reg D—Security was purchased pursuant to Regulation D under the Securities Act of 1933, providing exemption from the registration requirements. Unless otherwise noted, Regulation D securities are deemed to be liquid.

ADR—American Depositary Receipt

OTC—Over-the-counter

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $377,103,561; cash collateral of $394,895,663 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Indicates a security that has been deemed illiquid. (unaudited)
(c)	Indicates a restricted security; the aggregate original cost of the restricted securities is $2,447,950. The aggregate value of $4,517,241 is approximately 0.1% of net assets.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Biotechnology	$1,418,736,282	$—	$—
Drug Retail	64,814,931	—	—
Health Care Equipment	156,002,985	—	—
Health Care Facilities	103,169,251	—	—
Health Care Services	37,830,577	—	—

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	17

Portfolio of Investments

as of November 30, 2015 continued

	Level 1	Level 2	Level 3
Common Stocks (continued)
Health Care Supplies	$38,014,051	$—	$—
Life Sciences Tools & Services	143,081,039	—	—
Managed Health Care	396,096,906	—	—
Pharmaceuticals	894,032,487	—	—
Preferred Stock
Health Care Equipment	—	—	4,516,248
Warrants
Health Care Equipment	—	—	—
Health Care Supplies	—	—	993
Affiliated Money Market Mutual Fund	534,862,983	—	—

Total	$3,786,641,492	$—	$4,517,241

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2015 were as follows (Unaudited):

Biotechnology	41.6%
Pharmaceuticals	26.2
Affiliated Money Market Mutual Fund (including 11.6% of collateral for securities on loan)	15.7
Managed Health Care	11.6
Health Care Equipment	4.7
Life Sciences Tools & Services	4.2
Health Care Facilities	3.1
Drug Retail	1.9%
Health Care Supplies	1.1
Health Care Services	1.1

111.2
Liabilities in excess of other assets	(11.2)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of November 30, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$993	—	$—

See Notes to Financial Statements.

18

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2015 are as following:

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants*
Equity contracts	$(88,803)

*	Included in net change in unrealized (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	19

Statement of Assets & Liabilities

as of November 30, 2015

Assets
Investments at value, including securities on loan of $377,103,561:
Unaffiliated Investments (cost $2,292,670,816)	$3,256,295,750
Affiliated Investments (cost $534,862,983)	534,862,983
Cash	6,330,673
Receivable for investments sold	22,501,995
Receivable for Fund shares sold	2,271,200
Dividends receivable	1,430,978
Tax reclaim receivable	662,035
Prepaid expenses	31,216

Total assets	3,824,386,830

Liabilities
Payable to broker for collateral for securities on loan	394,895,663
Payable for investments purchased	9,597,390
Payable for Fund shares reacquired	6,008,223
Management fee payable	2,006,073
Distribution fee payable	672,376
Accrued expenses	564,668
Affiliated transfer agent fee payable	80,847

Total liabilities	413,825,240

Net Assets	$3,410,561,590

Net assets were comprised of:
Common stock, at par	$681,308
Paid-in capital in excess of par	2,022,249,292

2,022,930,600
Accumulated net investment loss	(2,826,728)
Accumulated net realized gain on investment and foreign currency transactions	426,907,648
Net unrealized appreciation on investments and foreign currencies	963,550,070

Net assets, November 30, 2015	$3,410,561,590

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share ($1,534,228,573 ÷ 30,905,987 shares of common stock issued and outstanding)	$49.64
Maximum sales charge (5.50% of offering price)	2.89

Maximum offering price to public	$52.53

Class B
Net asset value, offering price and redemption price per share ($51,836,917 ÷ 1,269,596 shares of common stock issued and outstanding)	$40.83

Class C
Net asset value, offering price and redemption price per share ($294,592,051 ÷ 7,217,778 shares of common stock issued and outstanding)	$40.81

Class R
Net asset value, offering price and redemption price per share ($22,224,698 ÷ 451,688 shares of common stock issued and outstanding)	$49.20

Class Z
Net asset value, offering price and redemption price per share ($1,507,679,351 ÷ 28,285,743 shares of common stock issued and outstanding)	$53.30

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	21

Statement of Operations

Year Ended November 30, 2015

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $292,622)	$13,614,888
Affiliated income from securities lending, net	2,434,905
Affiliated dividend income	309,061

Total income	16,358,854

Expenses
Management fee	25,396,240
Distribution fee—Class A	4,923,154
Distribution fee—Class B	604,949
Distribution fee—Class C	3,286,537
Distribution fee—Class R	165,325
Transfer agent’s fees and expenses (including affiliated expense of $560,100)	3,372,000
Custodian and accounting fees	400,000
Shareholders’ reports	189,000
Registration fees	139,000
Directors’ fees	57,000
Legal fees and expenses	38,000
Insurance expenses	33,000
Audit fee	23,000
Miscellaneous	44,732

Total expenses	38,671,937
Less: Distribution fee waiver—Class R	(55,104)

Net expenses	38,616,833

Net investment loss	(22,257,979)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	451,576,119
Foreign currency transactions	(1,138,198)

450,437,921

Net change in unrealized appreciation (depreciation) on:
Investments	(237,438,690)
Foreign currencies	(28,241)

(237,466,931)

Net gain on investment and foreign currency transactions	212,970,990

Net Increase In Net Assets Resulting From Operations	$190,713,011

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended November 30,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment loss	$(22,257,979)	$(16,565,759)
Net realized gain on investment and foreign currency transactions	450,437,921	404,637,935
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(237,466,931)	383,566,417

Net increase in net assets resulting from operations	190,713,011	771,638,593

Distributions from Net Realized Gains (Note 1)
Class A	(183,183,793)	(85,504,092)
Class B	(9,030,676)	(4,708,810)
Class C	(46,349,897)	(22,025,836)
Class R	(2,000,522)	(545,684)
Class X	—	(4,937)
Class Z	(148,040,476)	(53,894,992)

	(388,605,364)	(166,684,351)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	1,163,369,362	653,352,718
Net asset value of shares issued in reinvestment of dividends and distributions	342,001,324	144,318,984
Cost of shares reacquired	(847,383,576)	(612,047,859)

Net increase in net assets from Fund share transactions	657,987,110	185,623,843

Total increase	460,094,757	790,578,085

Net Assets:
Beginning of year	2,950,466,833	2,159,888,748

End of year	$3,410,561,590	$2,950,466,833

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	23

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Company presently consists of three Portfolios: Prudential Financial Services Fund, Prudential Jennison Utility Fund, and Prudential Jennison Health Sciences Fund. These financial statements relate to Prudential Jennison Health Sciences Fund (the “Fund”). The financial statements of the other Portfolios are not presented herein.

The Fund is non-diversified and its investment objective is long-term capital appreciation.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

24

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Prudential Jennison Health Sciences Fund	25

Notes to Financial Statements

continued

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of

26

legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Prudential Jennison Health Sciences Fund	27

Notes to Financial Statements

continued

Warrants: The Fund holds warrants acquired either through a direct purchase, included as part of private placement, or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board’s approved fair valuation procedures.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

28

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income annually and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax-paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement

Prudential Jennison Health Sciences Fund	29

Notes to Financial Statements

continued

provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .75% of average daily net assets up to $1 billion and .70% of average daily net assets in excess of $1 billion. The effective management fee rate was .71% for the year ended November 30, 2015.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. Formerly through April 11, 2014, the Fund had a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with PIMS, served as co-distributor of the Class X shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares. PIMS has contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares through March 31, 2017. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Prior to the final conversion of Class X shares, Management received the maximum allowable amount of sales charges for Class X shares in accordance with regulatory limits. As such, any contingent deferred sales charges received by the Manager were contributed back into the Fund and included in the Financial Highlights as a contribution to capital.

PIMS has advised the Fund that it received $454,202 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2015.

30

From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2015, it received $608, $23,018, and $6,487 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS, PAD and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. Earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended November 30, 2015, PIM has been compensated $727,309 for these services. On January 4, 2016, PIM was renamed PGIM, Inc.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2015 were $1,937,118,444 and $1,728,452,646, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized gain on investment and foreign currency

Prudential Jennison Health Sciences Fund	31

Notes to Financial Statements

continued

transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss and accumulated net realized gain on investment and foreign currency transactions. For the year ended November 30, 2015, the adjustments were to decrease accumulated net investment loss and decrease accumulated net realized gain on investment and foreign currency transactions by $22,263,148 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, net operating loss and investments in passive foreign investment companies. Net investment loss, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended November 30, 2015, the tax character of distributions paid by the Fund were $103,432,817 of ordinary income and $285,172,547 of long-term capital gains. For the year ended November 30, 2014, the tax character of distributions paid by the Fund were $27,637,078 of ordinary income and $139,047,273 of long-term capital gains.

As of November 30, 2015, the accumulated undistributed earnings on a tax basis were $75,316,216 of ordinary income and $351,604,683 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$2,830,373,774	$1,082,558,652	$(121,773,693)	$960,784,959	$(74,868)	$960,710,091

The difference between book and tax basis is primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for

32

income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement and benefit plans. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases, except through an exchange from Class B shares of another fund or through dividends or capital gains reinvestments. Class C shares are sold with a CDSC of 1% on shares redeemed within 12 months from the date of purchase. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale. Class R and Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. On or about the close of business on June 29, 2012, the Fund was closed to new investors.

Under certain limited circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 315 million shares of $.01 par value per share common stock authorized which consist of 88 million shares of Class A common stock, 25 million shares of Class B common stock, 50 million shares of Class C common stock, 1 million shares of Class M common stock, 75 million shares of Class R common stock, 1 million shares of Class X common stock, and 75 million shares of Class Z common stock.

Prudential Jennison Health Sciences Fund	33

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2015:
Shares sold	7,738,998	$412,044,203
Shares issued in reinvestment of dividends and distributions	3,625,654	169,136,729
Shares reacquired	(6,172,657)	(320,479,145)

Net increase (decrease) in shares outstanding before conversion	5,191,995	260,701,787
Shares issued upon conversion from other share class(es)	179,429	9,751,570
Shares reacquired upon conversion into other share class(es)	(797,404)	(43,977,874)

Net increase (decrease) in shares outstanding	4,574,020	$226,475,483

Year ended November 30, 2014:
Shares sold	5,927,408	$265,224,877
Shares issued in reinvestment of dividends and distributions	2,049,521	78,496,762
Shares reacquired	(6,797,581)	(293,513,923)

Net increase (decrease) in shares outstanding before conversion	1,179,348	50,207,716
Shares issued upon conversion from other share class(es)	142,297	6,314,472
Shares reacquired upon conversion into other share class(es)	(1,448,976)	(65,158,563)

Net increase (decrease) in shares outstanding	(127,331)	$(8,636,375)

Class B
Year ended November 30, 2015:
Shares sold	52,684	$2,190,164
Shares issued in reinvestment of dividends and distributions	204,091	7,882,008
Shares reacquired	(201,924)	(8,767,643)

Net increase (decrease) in shares outstanding before conversion	54,851	1,304,529
Shares reacquired upon conversion into other share class(es)	(118,322)	(5,364,407)

Net increase (decrease) in shares outstanding	(63,471)	$(4,059,878)

Year ended November 30, 2014:
Shares sold	67,586	$2,466,183
Shares issued in reinvestment of dividends and distributions	122,717	4,023,879
Shares reacquired	(225,610)	(8,409,436)

Net increase (decrease) in shares outstanding before conversion	(35,307)	(1,919,374)
Shares reacquired upon conversion into other share class(es)	(130,228)	(4,944,517)

Net increase (decrease) in shares outstanding	(165,535)	$(6,863,891)

34

Class C	Shares	Amount
Year ended November 30, 2015:
Shares sold	479,648	$19,983,585
Shares issued in reinvestment of dividends and distributions	953,326	36,798,395
Shares reacquired	(801,267)	(34,424,864)

Net increase (decrease) in shares outstanding before conversion	631,707	22,357,116
Shares reacquired upon conversion into other share class(es)	(153,107)	(6,739,621)

Net increase (decrease) in shares outstanding	478,600	$15,617,495

Year ended November 30, 2014:
Shares sold	431,143	$15,622,159
Shares issued in reinvestment of dividends and distributions	529,386	17,353,290
Shares reacquired	(962,875)	(35,570,036)

Net increase (decrease) in shares outstanding before conversion	(2,346)	(2,594,587)
Shares reacquired upon conversion into other share class(es)	(102,696)	(3,895,032)

Net increase (decrease) in shares outstanding	(105,042)	$(6,489,619)

Class R
Year ended November 30, 2015:
Shares sold	407,979	$21,589,455
Shares issued in reinvestment of dividends and distributions	43,198	2,000,522
Shares reacquired**	(265,912)	(13,867,175)

Net increase (decrease) in shares outstanding	185,265	$9,722,802

Year ended November 30, 2014:
Shares sold	238,625	$10,895,443
Shares issued in reinvestment of dividends and distributions	14,311	545,684
Shares reacquired	(153,493)	(6,583,135)

Net increase (decrease) in shares outstanding	99,443	$4,857,992

Class X
Period ended April 11, 2014*:
Shares sold	17	$737
Shares issued in reinvestment of dividends and distributions	139	4,937
Shares reacquired	(30)	(1,220)

Net increase (decrease) in shares outstanding before conversion	126	4,454
Shares reacquired upon conversion into other share class(es)	(1,924)	(79,348)

Net increase (decrease) in shares outstanding	(1,798)	$(74,894)

Prudential Jennison Health Sciences Fund	35

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended November 30, 2015:
Shares sold	12,395,280	$707,561,955
Shares issued in reinvestment of dividends and distributions	2,526,705	126,183,670
Shares reacquired	(8,513,536)	(469,844,749)

Net increase (decrease) in shares outstanding before conversion	6,408,449	363,900,876
Shares issued upon conversion from other share class(es)	855,873	50,334,647
Shares reacquired upon conversion into other share class(es)	(69,500)	(4,004,315)

Net increase (decrease) in shares outstanding	7,194,822	$410,231,208

Year ended November 30, 2014:
Shares sold	7,638,706	$359,143,319
Shares issued in reinvestment of dividends and distributions	1,083,011	43,894,432
Shares reacquired	(5,733,506)	(267,970,109)

Net increase (decrease) in shares outstanding before conversion	2,988,211	135,067,642
Shares issued upon conversion from other shares class(es)	1,449,302	69,053,595
Shares reacquired upon conversion into other share class(es)	(27,240)	(1,290,607)

Net increase (decrease) in shares outstanding	4,410,273	$202,830,630

*	As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.
**	Includes affiliated redemption of 495 shares with a value of $23,581 for Class R shares.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended November 30, 2015.

36

Note 8. Notice of Dividends and Distributions to Shareholders

The Fund declared capital gains distributions on December 16, 2015 to shareholders of record on December 17, 2015. The ex-dividend date was December 18, 2015. The per share amounts declared were as follows:

	Long-Term Capital Gains	Short-Term Capital Gains
Class A, B, C, R and Z	$5.2398	$1.1224

Note 9. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

Prudential Jennison Health Sciences Fund	37

Financial Highlights

Class A Shares
	Year Ended November 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$52.83	$41.99	$31.95	$25.77	$21.77
Income (loss) from investment operations:
Net investment loss	(.36)	(.30)	(.20)	(.17)	(.26)
Net realized and unrealized gain on investment and foreign currency transactions	4.08	14.37	13.66	7.35	4.26
Total from investment operations	3.72	14.07	13.46	7.18	4.00
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.05)	-	-
Distributions from net realized gains	(6.91)	(3.23)	(3.37)	(1.00)	-
Total dividends and distributions	(6.91)	(3.23)	(3.42)	(1.00)	-
Net asset value, end of year	$49.64	$52.83	$41.99	$31.95	$25.77
Total Return(b):	7.88%	36.43%	47.48%	28.98%	18.37%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,534,229	$1,391,206	$1,110,999	$688,749	$403,047
Average net assets (000)	$1,641,053	$1,214,767	$902,504	$595,244	$383,231
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.13%	1.15%	1.18%	1.23%	1.25%
Expenses before waivers and/or expense reimbursement	1.13%	1.15%	1.18%	1.23%	1.25%
Net investment loss	(.67)%	(.68)%	(.56)%	(.57)%	(1.06)%
Portfolio turnover rate	52%	57%	54%	47%	54%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

38

Class B Shares
	Year Ended November 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$44.93	$36.43	$28.36	$23.13	$19.68
Income (loss) from investment operations:
Net investment loss	(.60)	(.52)	(.38)	(.35)	(.39)
Net realized and unrealized gain on investment and foreign currency transactions	3.41	12.25	11.87	6.58	3.84
Total from investment operations	2.81	11.73	11.49	6.23	3.45
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.05)	-	-
Distributions from net realized gains	(6.91)	(3.23)	(3.37)	(1.00)	-
Total dividends and distributions	(6.91)	(3.23)	(3.42)	(1.00)	-
Net asset value, end of year	$40.83	$44.93	$36.43	$28.36	$23.13
Total Return(b):	7.14%	35.48%	46.43%	28.14%	17.53%

Ratios/Supplemental Data:
Net assets, end of year (000)	$51,837	$59,899	$54,595	$46,656	$45,280
Average net assets (000)	$60,495	$54,808	$50,463	$48,738	$46,069
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.83%	1.85%	1.88%	1.93%	1.95%
Expenses before waivers and/or expense reimbursement	1.83%	1.85%	1.88%	1.93%	1.95%
Net investment loss	(1.37)%	(1.38)%	(1.23)%	(1.31)%	(1.76)%
Portfolio turnover rate	52%	57%	54%	47%	54%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	39

Financial Highlights

continued

Class C Shares
	Year Ended November 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$44.92	$36.42	$28.35	$23.13	$19.68
Income (loss) from investment operations:
Net investment loss	(.60)	(.53)	(.38)	(.34)	(.39)
Net realized and unrealized gain on investment and foreign currency transactions	3.40	12.26	11.87	6.56	3.84
Total from investment operations	2.80	11.73	11.49	6.22	3.45
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.05)	-	-
Distributions from net realized gains	(6.91)	(3.23)	(3.37)	(1.00)	-
Total dividends and distributions	(6.91)	(3.23)	(3.42)	(1.00)	-
Net asset value, end of year	$40.81	$44.92	$36.42	$28.35	$23.13
Total Return(b):	7.12%	35.49%	46.44%	28.09%	17.53%

Ratios/Supplemental Data:
Net assets, end of year (000)	$294,592	$302,715	$249,263	$182,936	$116,060
Average net assets (000)	$328,656	$266,782	$216,277	$159,912	$109,282
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.83%	1.85%	1.88%	1.93%	1.95%
Expenses before waivers and/or expense reimbursement	1.83%	1.85%	1.88%	1.93%	1.95%
Net investment loss	(1.37)%	(1.39)%	(1.24)%	(1.28)%	(1.76)%
Portfolio turnover rate	52%	57%	54%	47%	54%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

40

Class R Shares
	Year Ended November 30,			February 3, 2012(a) through November 30,
	2015	2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$52.50	$41.83	$31.90	$28.25
Income (loss) from investment operations:
Net investment loss	(.46)	(.40)	(.32)	(.05)
Net realized and unrealized gain on investment and foreign currency transactions	4.07	14.30	13.67	3.70
Total from investment operations	3.61	13.90	13.35	3.65
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.05)	-
Distributions from net realized gains	(6.91)	(3.23)	(3.37)	-
Total dividends and distributions	(6.91)	(3.23)	(3.42)	-
Net asset value, end of period	$49.20	$52.50	$41.83	$31.90
Total Return(c):	7.70%	36.14%	47.18%	12.92%

Ratios/Supplemental Data:
Net assets, end of period (000)	$22,225	$13,988	$6,984	$1,175
Average net assets (000)	$22,044	$9,162	$3,873	$371
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.33%	1.35%	1.38%	1.48%	(e)
Expenses before waivers and/or expense reimbursement	1.58%	1.60%	1.63%	1.73%	(e)
Net investment loss	(.87)%	(.89)%	(.86)%	(.24)%	(e)
Portfolio turnover rate	52%	57%	54%	47%	(f)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include the expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	41

Financial Highlights

continued

Class X Shares
	Period Ended April 11,		Year Ended November 30,
	2014(g)		2013	2012	2011		2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$39.19		$30.04	$24.27	$20.50		$17.67	$13.75
Income (loss) from investment operations:
Net investment loss	(.05)		(.11)	(.16)	(.23)		(.12)	(.05)
Net realized and unrealized gain on investment and foreign currency transactions	.23		12.68	6.93	4.00		2.94	4.06
Total from investment operations	.18		12.57	6.77	3.77		2.82	4.01
Less Dividends and Distributions:
Dividends from net investment income	-		(.05)	-	-		-	(.15)
Distributions from net realized gains	(3.23)		(3.37)	(1.00)	-		-	-
Total dividends and distributions	(3.23)		(3.42)	(1.00)	-		-	(.15)
Capital Contributions (Note 2):	-		-	- (b)	-	(b)	.01	.06
Net asset value, end of period	$36.14		$39.19	$30.04	$24.27		$20.50	$17.67
Total Return(c):	7.02%		47.54%	29.08%	18.39%		16.02%	29.91%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6		$70	$208	$278		$403	$539
Average net assets (000)	$47		$133	$241	$354		$462	$562
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.08%	(e)	1.13%	1.18%	1.20%		1.22%	1.25%
Expenses before waivers and/or expense reimbursement	1.08%	(e)	1.13%	1.18%	1.20%		1.22%	1.25%
Net investment loss	(.35)%	(e)	(.35)%	(.58)%	(1.00)%		(.62)%	(.31)%
Portfolio turnover rate	57%	(f)(h)	54%	47%	54%		55%	40%

(a) Calculated based on average shares outstanding during the period.

(b) Less than $.005.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include the expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

(g) As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

(h) Calculated as of November 30, 2014.

See Notes to Financial Statements.

42

Class Z Shares
	Year Ended November 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$56.07	$44.24	$33.39	$26.80	$22.58
Income (loss) from investment operations:
Net investment loss	(.21)	(.19)	(.11)	(.08)	(.20)
Net realized and unrealized gain on investment and foreign currency transactions	4.35	15.25	14.38	7.67	4.42
Total from investment operations	4.14	15.06	14.27	7.59	4.22
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.05)	-	-
Distributions from net realized gains	(6.91)	(3.23)	(3.37)	(1.00)	-
Total dividends and distributions	(6.91)	(3.23)	(3.42)	(1.00)	-
Net asset value, end of year	$53.30	$56.07	$44.24	$33.39	$26.80
Total Return(b):	8.22%	36.84%	47.90%	29.41%	18.69%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,507,679	$1,182,659	$737,978	$352,103	$197,399
Average net assets (000)	$1,504,357	$926,562	$540,745	$288,971	$142,684
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.83%	.85%	.88%	.93%	.95%
Expenses before waivers and/or expense reimbursement	.83%	.85%	.88%	.93%	.95%
Net investment loss	(.37)%	(.40)%	(.29)%	(.27)%	(.76)%
Portfolio turnover rate	52%	57%	54%	47%	54%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	43

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Health Sciences Fund, a series of Prudential Sector Funds, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 15, 2016

44

Tax Information

(Unaudited)

We are advising you that during the year ended November 30, 2015, the Fund reports the maximum amount allowed per share but not less than $5.07 for Class A, B, C, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2015, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Health Sciences Fund	8.44%	5.08%

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2015.

Prudential Jennison Health Sciences Fund	45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Health Sciences Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Visit our website at www.prudentialfunds.com

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison Health Sciences Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Jennison Health Sciences Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Health Sciences Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Jennison Health Sciences Fund is a series of Prudential Sector Funds, Inc.

Prudential Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Health/Biotechnology Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Health Sciences Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Sector Funds, Inc./Prudential Jennison Health Sciences Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON HEALTH SCIENCES FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PHLAX	PHLBX	PHLCX	PJHRX	PHSZX
CUSIP	74441P502	74441P601	74441P700	74441P791	74441P866

MF188E3    0287135-00001-00

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS | MUTUAL FUNDS

PRUDENTIAL JENNISON UTILITY FUND

ANNUAL REPORT • NOVEMBER 30, 2015

Objective

Total return through a combination of capital appreciation and current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

January 15, 2016

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Utility Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Utility Fund

Prudential Jennison Utility Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 11/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–13.06%	70.23%	97.78%	—
Class B	–13.67	64.33	84.27	—
Class C	–13.67	64.40	84.23	—
Class R	–13.25	68.44	N/A	63.59% (8/22/06)
Class Z	–12.77	72.85	103.69	—
S&P 500 Utility Total Return Index	–3.59	70.28	102.19	—
S&P 500 Index	2.76	95.79	105.65	—
Lipper Utility Funds Average	–8.92	52.88	92.21	—

Average Annual Total Returns (With Sales Charges) as of 12/31/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–17.48%	8.94%	6.20%	—
Class B	–17.22	9.27	6.04	—
Class C	–14.06	9.40	6.04	—
Class R	–12.87	9.94	N/A	5.38% (8/22/06)
Class Z	–12.47	10.50	7.10	—
S&P 500 Utility Total Return Index	–4.85	11.03	7.41	—
S&P 500 Index	1.39	12.55	7.30	—
Lipper Utility Funds Average	–9.44	7.82	6.53	—

Average Annual Total Returns (With Sales Charges) as of 11/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–17.84%	9.98%	6.45%	—
Class B	–17.56	10.31	6.30	—
Class C	–14.45	10.45	6.30	—
Class R	–13.25	10.99	N/A	5.45% (8/22/06)
Class Z	–12.77	11.57	7.37	—

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Average Annual Total Returns (Without Sales Charges) as of 11/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–13.06%	11.23%	7.06%	—
Class B	–13.67	10.44	6.30	—
Class C	–13.67	10.45	6.30	—
Class R	–13.25	10.99	N/A	5.45% (8/22/06)
Class Z	–12.77	11.57	7.37	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Utility Fund (Class A shares) with a similar investment in the S&P 500 Index and the S&P 500 Utility Total Return (TR) Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 2005) and the account values at the end of the current fiscal year (November 30, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an

Prudential Jennison Utility Fund	3

Your Fund’s Performance (continued)

individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

S&P 500 Utility Total Return Index

The Standard & Poor’s 500 Utility Total Return Index (S&P 500 Utility TR Index) is an unmanaged, market capitalization-weighted index including those companies considered electric, gas, or water utilities, or companies that operate as independent producers and/or distributors of power. The cumulative total return for the Index measured from the month-end closest to the inception date for Class R shares through 11/30/2015 is 77.41%. The average annual total return for the Index measured from the month-end closest to the inception date for Class R shares through 12/31/15 is 6.58%.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 502 stocks of large US companies. It gives a broad look at how stock prices in the United States have performed. The

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cumulative total return for the Index measured from the month-end closest to the inception date for Class R shares through 11/30/15 is 94.32%. The average annual total return for the Index measured from the month-end closest to the inception date for Class R shares through 12/31/15 is 7.19%.

Lipper Utility Funds Average

The Lipper Utility Funds Average (Lipper Average) is based on the average return of all mutual funds in the Lipper Utility Funds Category. Funds in the Lipper Average invest at least 65% of their equity portfolios in utility shares. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date for Class R shares through 11/30/2015 is 65.82%. The average annual total return for the Lipper Average measured from the month-end closest to the inception date for Class R shares through 12/31/15 is 5.44%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the inception date, for the indicated share class.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/15
NextEra Energy, Inc., Electric Utilities	4.2%
Sempra Energy, Multi-Utilities	4.1
PG&E Corp., Multi-Utilities	4.0
DTE Energy Co., Multi-Utilities	3.6
American Electric Power Co., Inc., Electric Utilities	3.5

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/15
Multi-Utilities	32.0%
Electric Utilities	26.1
Oil & Gas Storage & Transportation	10.9
Specialized REITs	6.1
Cable & Satellite	5.9

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Utility Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Utility Fund’s (the Fund) Class A shares returned –13.06% for the 12-month reporting period ended November 30, 2015, significantly underperforming the –3.59% return of the S&P 500 Utility Total Return Index (the Index) and the –8.92% return of the Lipper Utility Funds Average.

Relative to the Index, an overweight allocation to both the independent power and renewable electricity producers industry and the oil and gas storage and transportation segment were the primary contributors to underperformance during the period. Conversely, stock selection in the multi-utilities segment, along with both stock selection and allocations to the electric utilities industry, were the largest contributors to relative performance during the period.

What was the market environment like for stocks during the period?

Weak energy prices, a strong US dollar, and slowing economic growth in China were key influences on the global economic landscape during the reporting period. The US remained the strongest of the major global economies. The Federal Reserve ended its quantitative-easing program in December 2014, signaling confidence in the health of US economic activity and labor market conditions.

A Chinese market correction in late summer and the ensuing devaluation of the yuan heightened skepticism about the strength of economic growth in the world’s second-largest economy and raised concerns that other struggling economies might set off a cycle of competitive devaluations to remain competitive in global export markets. Europe struggled, unsuccessfully, to avert Greece’s default even as the country’s new government called for less economic austerity. Euro-zone leaders eventually reached an agreement to start negotiations on a third bailout for Greece. Economic activity in Europe remained anemic but showed signs of improving. These challenges, combined with uncertainty about the timing and pace of anticipated monetary tightening in the US, contributed to continued volatility in global financial markets.

Which holdings made the largest positive contributions to the Fund’s return?

Utility sector names dominated the Fund’s leading contributors, which included NiSource, CGN Power Co., Ltd, and Veolia Environnement SA. Other noteworthy contributors were multi-utilities company CMS Energy Corporation, and water utilities firm American Water Works Company, Inc.

•

NiSource is a multi-utilities company that, through its subsidiaries, provides and distributes natural gas, electricity, and other products. The company’s business segments include: gas distribution operations, which provides natural gas service and transportation services for residential, commercial and

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industrial customers in Ohio, Pennsylvania, Virginia, Kentucky, Maryland, Indiana, and Massachusetts; Columbia Pipeline Group Operations, which provides gas transportation and storage services for local distribution companies, marketers, and industrial and commercial customers in 16 northeastern, mid-Atlantic, Midwestern and southern states, and the District of Columbia; and unregulated business electric operations, which provide electric services in approximately 20 counties in the northern part of Indiana.

•

CGN Power Company is a nuclear power producer in China. The company operates and manages nuclear power stations, sells electricity generated by these stations, and manages and oversees the construction of nuclear power stations. It also provides related technical research and development and support services.

•

Veolia Environnement SA is a provider of environmental management services, including drinking water treatment and distribution, wastewater and sanitation services, and waste management and energy services. The company’s operations are conducted through three businesses: Water, Waste solutions, and Energy services. Through these businesses, it provides drinking water to 96 million people and treats wastewater for 60 million people around the world, processes over 40 million metric tons of waste, and satisfies the energy requirements of buildings for industrial, public authorities, and private customers.

Which holdings detracted most from the Fund’s return?

The major overall detractors to performance during the period came from positions in TerraForm Power, NRG Energy, and Abengoa Yield PLC. Other noteworthy detractors during the period included Columbia Pipeline Group and Dynegy Inc.

•

TerraForm Power is a dividend-growth-oriented company formed to own and operate contracted clean power generation (solar and wind) assets serving utility, commercial, and residential customers. Jennison likes the company for its highly contracted cash-flows and revenues, given what Jennison believes to be is a long-term trend of rising demand for renewable energy.

•

NRG Energy is an independent power and renewable electricity producer that produces, sells, and delivers energy and energy products and services in power markets in the US. The company’s business segments include: NRG Business, which consists of NRG’s wholesale operations, including plant operations, commercial operations, engineering, procurement and construction, energy services, and other related functions; NRG Home, which includes the company’s NRG Home Retail and NRG Home Solar businesses; NRG Renew, which includes the company’s solar and wind assets; and NRG Yield, which includes NRG’s contracted generation assets.

Prudential Jennison Utility Fund	7

Strategy and Performance Overview (continued)

•

Abengoa Yield is the primary vehicle through which Abengoa, S.A. owns, manages, and acquires renewable energy, conventional power and electric transmission lines, and other contracted revenue-generating assets. The company’s assets consist of five renewable energy assets, a cogeneration facility, and several electric transmission lines. Cogeneration (Combined Heat and Power or CHP) is the simultaneous production of electricity and heat, both of which are used. Jennison likes Abengoa, not only for its current yield, but also for its potential for growth, along with the prospect of increasing its dividend over the next few years.

Were there significant changes to the portfolio?

Jennison made few strategic changes to the portfolio during the period; however, the Fund added or eliminated positions because of company fundamentals and/or the risk-reward characteristics of certain stocks.

•	Significant new positions were established in Veolia Environnement SA, Xcel Energy, and Enel S.p.A.

•	Positions in Dynegy, Drax Group, and OGE Energy Corp were among some of the positions eliminated during the period.

•	NRG Yield, TerraForm Power, and Calpine Corporation were among some of the positions that were reduced.

•	NextEra Energy, Sempra Energy, and PG&E Corporation were among some of the positions that were increased.

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Comments on Largest Holdings

4.2%	NextEra Energy, Electric Utilities

NextEra Energy, Inc. is an electric power company in North America that operates through its wholly owned subsidiaries, Florida Power & Light Company and NextEra Energy Resources, LLC. The company has electric generating facilities in 27 states in the United States and four provinces in Canada. The company’s main operating segments consist of Florida Power & Light, an electric utility engaged primarily in the generation, transmission, distribution, and sale of electric energy in Florida; and NextEra Energy, which owns, develops, constructs, manages, and operates electric generating facilities in wholesale energy markets primarily in the United States, as well as in Canada and Spain.

4.1%	Sempra Energy, Multi-Utilities

Sempra Energy is a California-based holding company providing gas and electric power through its Southern California Gas and San Diego Gas & Electric utilities. Through its unregulated subsidiaries Sempra Pipelines & Storage, Sempra Generation, and Sempra LNG, the company is involved in renewable energy, natural gas infrastructure, and distribution projects primarily in the US and Mexico. Jennison believes the company’s long-term growth story is attractive, driven by its regulated utilities and non-regulated gas infrastructure businesses. Additionally, Jennison feels the company could pursue a new total return vehicle (MLP or Yield-co’s) that would offer valuation uplift associated with more tax-advantaged structures this year (2015). A yield co is a publicly traded company that is formed to own operating assets that produce a predictable cash flow, primarily through long term contracts.

4.0%	PG&E Corp., Multi-Utilities

PG&E Corporation is an electric utility company whose primary operating subsidiary is Pacific Gas and Electric Company. The company through its subsidiary includes electric and natural gas utility operations in northern and central California. PG&E generates electricity and provides electricity transmission and distribution services throughout its service territory in northern and central California to residential, commercial, industrial, and agricultural customers. The utility provides natural gas transportation services to customers, which include small commercial and residential customers, and to non-core customers, which include industrial, commercial, and natural gas-fired electric generation facilities that are connected to PG&E’s gas system in its service territory.

3.6%	DTE Energy Co., Multi-Utilities

DTE Energy Company is a US-based, multi-utility and energy company. The company’s business operations include: DTE Electric, which is engaged in the generation, purchase, distribution, and sale of electricity to approximately 2.1 million customers in southeastern Michigan; and DTE Gas, which is engaged in the purchase, storage, transportation, distribution, and sale of natural gas to approximately 1.2 million residential, commercial, and industrial customers throughout Michigan, as well as the sale of gas storage and transportation capacity.

Prudential Jennison Utility Fund	9

Comments on Largest Holdings (continued)

3.5%	American Electric Power Co., Inc., Electric Utilities

American Electric Power is one of the largest public utility holding companies in the US, and is based in Columbus, Ohio. Through its subsidiaries, American Electric provides electric service to over 5 million retail customers in 11 states and derives roughly 85% of its earnings from regulated sources. Recently, the company raised its earnings guidance. Due to that, and given American Electric’s stable earnings growth over the next few years, Jennison continues to believe the company exhibits an attractive current risk/reward profile.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2015, at the beginning of the period, and held through the six-month period ended November 30, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Jennison Utility Fund	11

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Utility Fund		Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$860.80	0.86%	$4.01
	Hypothetical	$1,000.00	$1,020.76	0.86%	$4.36

Class B	Actual	$1,000.00	$857.30	1.56%	$7.26
	Hypothetical	$1,000.00	$1,017.25	1.56%	$7.89

Class C	Actual	$1,000.00	$857.70	1.56%	$7.26
	Hypothetical	$1,000.00	$1,017.25	1.56%	$7.89

Class R	Actual	$1,000.00	$859.80	1.06%	$4.94
	Hypothetical	$1,000.00	$1,019.75	1.06%	$5.37

Class Z	Actual	$1,000.00	$862.30	0.56%	$2.61
	Hypothetical	$1,000.00	$1,022.26	0.56%	$2.84

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2015, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12	Visit our website at www.prudentialfunds.com

The Fund’s annualized expense ratios for the year ended November 30, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	0.84%	0.84%
B	1.54	1.54
C	1.54	1.54
R	1.29	1.04
Z	0.54	0.54

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Jennison Utility Fund	13

Portfolio of Investments

as of November 30, 2015

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 98.0%

COMMON STOCKS

Cable & Satellite 5.9%
Comcast Corp. (Class A Stock)	1,159,716	$70,580,316
Liberty Global PLC (United Kingdom) (Class C Stock)*	1,120,529	45,941,689
Time Warner Cable, Inc.	345,981	63,926,909

		180,448,914

Electric Utilities 26.1%
Alupar Investimento SA (Brazil)	339,835	1,244,627
Alupar Investimento SA (Brazil), 144A(a)	1,615,985	5,918,456
American Electric Power Co., Inc.	1,939,733	108,644,445
Edison International	1,754,922	104,172,170
El Paso Electric Co.	274,300	10,601,695
Enel SpA (Italy)	11,920,855	52,505,328
Exelon Corp.	1,124,726	30,716,267
FirstEnergy Corp.	2,121,890	66,606,127
NextEra Energy, Inc.	1,290,178	128,837,175
Portland General Electric Co.(b)	2,049,765	75,677,324
PPL Corp.	1,861,692	63,371,996
Westar Energy, Inc.	1,479,030	63,125,001
Xcel Energy, Inc.	2,506,658	89,387,424

		800,808,035

Gas Utilities 1.1%
APA Group (Australia)	5,184,751	33,279,132

Independent Power Producers & Energy Traders 3.0%
Calpine Corp.*	2,081,985	30,771,738
NRG Energy, Inc.	1,324,424	16,369,881
NRG Yield, Inc. (Class A Stock)	856,626	11,641,547
NRG Yield, Inc. (Class C Stock)	2,442,278	34,533,811

		93,316,977

Integrated Telecommunication Services 4.4%
Cellnex Telecom SAU (Spain)*	1,245,947	22,587,984
Cellnex Telecom SAU (Spain), 144A*(a)	986,763	17,889,194
Frontier Communications Corp.(b)	9,870,573	49,254,159
Telecom Italia SpA (Italy)*(b)	24,422,325	31,546,647
Telecom Italia SpA (Italy), 144A*(a)(b)	10,000,000	12,917,135

		134,195,119

See Notes to Financial Statements.

Prudential Jennison Utility Fund	15

Portfolio of Investments

as of November 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Multi-Utilities 32.0%
Alliant Energy Corp.	1,258,024	$75,720,465
Ameren Corp.	2,341,872	102,480,319
CMS Energy Corp.	2,998,720	105,015,174
Dominion Resources, Inc.	1,306,577	88,024,092
DTE Energy Co.	1,379,895	111,067,749
NiSource, Inc.	5,098,594	97,842,019
PG&E Corp.(b)	2,341,215	123,452,267
Sempra Energy	1,259,276	124,957,957
TECO Energy, Inc.	1,605,836	42,265,603
Veolia Environnement SA (France)	2,789,768	66,816,848
WEC Energy Group, Inc.	889,634	43,876,749

		981,519,242

Oil & Gas Storage & Transportation 10.9%
Cheniere Energy Partners LP(b)	550,000	14,135,000
Cheniere Energy Partners LP Holdings LLC(b)	2,496,502	43,738,715
Columbia Pipeline Group, Inc.	2,032,004	38,953,517
Dominion Midstream Partners LP(b)	855,428	27,022,971
Energy Transfer Equity LP(b)	2,375,834	44,998,296
Energy Transfer Partners LP	937,277	35,813,354
EQT GP Holdings LP(b)	1,634,360	37,312,439
Shell Midstream Partners LP	892,907	31,135,667
Tallgrass Energy GP LP	1,246,950	27,383,022
Williams Cos., Inc. (The)	924,511	33,800,122

		334,293,103

Renewable Electricity 2.7%
Abengoa Yield PLC (Spain)(b)	2,645,353	38,304,712
NextEra Energy Partners LP(b)	1,744,077	45,101,831
TerraForm Power, Inc. (Class A Stock)(b)	68,560	473,064

		83,879,607

Specialized REITs 6.1%
American Tower Corp.	715,978	71,153,894
Crown Castle International Corp.(b)	577,793	49,638,196
CyrusOne, Inc.	949,317	34,327,303
Digital Realty Trust, Inc.	460,494	33,206,222

		188,325,615

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Water Utilities 2.5%
American Water Works Co., Inc.	1,342,536	$77,544,879

Wireless Telecommunication Services 3.3%
SBA Communications Corp. (Class A Stock)*	953,539	100,274,161

TOTAL LONG-TERM INVESTMENTS (cost $2,509,120,713)		3,007,884,784

SHORT-TERM INVESTMENT 5.7%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $175,507,511; includes $131,173,796 of cash collateral for securities on loan)(Note 3)(c)(d)	175,507,511	175,507,511

TOTAL INVESTMENTS 103.7% (cost $2,684,628,224)(Note 5)		3,183,392,295
Liabilities in excess of other assets (3.7)%		(114,950,966)

NET ASSETS 100.0%		$3,068,441,329

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

OTC—Over-the-counter

REIT—Real Estate Investment Trust

*	Non-income producing security.
(a)	Indicates a security that has been deemed illiquid. (unaudited)
(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $128,389,863; cash collateral of $131,173,796 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In addition, as of November 30, 2015, $4,725,918 of cash collateral had been segregated to cover the securities lending requirements. Securities on loan are subject to contractual netting arrangements.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	17

Portfolio of Investments

as of November 30, 2015 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Cable & Satellite	$180,448,914	$—	$—
Electric Utilities	742,384,251	58,423,784	—
Gas Utilities	—	33,279,132	—
Independent Power Producers & Energy Traders	93,316,977	—	—
Integrated Telecommunication Services	49,254,159	84,940,960	—
Multi-Utilities	914,702,394	66,816,848	—
Oil & Gas Storage & Transportation	334,293,103	—	—
Renewable Electricity	83,879,607	—	—
Specialized REITs	188,325,615	—	—
Water Utilities	77,544,879	—	—
Wireless Telecommunication Services	100,274,161	—	—
Affiliated Money Market Mutual Fund	175,507,511	—	—

Total	$2,939,931,571	$243,460,724	$—

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

Common Stocks
Balance as of 11/30/14	$41,548,021
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Accrued discount/premium	—
Transfer into Level 3	—
Transfer out of Level 3	(41,548,021)

Balance as of 11/30/15	$—

See Notes to Financial Statements.

18

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Common Stocks	$41,548,021	L3 to L1	Discounted Price to Last Traded Price

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2015 were as follows (Unaudited):

Multi-Utilities	32.0%
Electric Utilities	26.1
Oil & Gas Storage & Transportation	10.9
Specialized REITs	6.1
Cable & Satellite	5.9
Affiliated Money Market Mutual Fund (including 4.3% of collateral for securities on loan)	5.7
Integrated Telecommunication Services	4.4
Wireless Telecommunication Services	3.3
Independent Power Producers & Energy Traders	3.0%
Renewable Electricity	2.7
Water Utilities	2.5
Gas Utilities	1.1

103.7
Liabilities in excess of other assets	(3.7)

100.0%

See Notes to Financial Statements.

Prudential Jennison Utility Fund	19

Statement of Assets & Liabilities

as of November 30, 2015

Assets
Investments at value, including securities on loan of $128,389,863:
Unaffiliated investments (cost $2,509,120,713)	$3,007,884,784
Affiliated investments (cost $175,507,511)	175,507,511
Receivable for investments sold	25,332,655
Dividends receivable	6,833,562
Deposit with affiliated securities lending agent	4,725,918
Receivable for Fund shares sold	645,113
Tax reclaim receivable	407,050
Prepaid expenses	28,528

Total assets	3,221,365,121

Liabilities
Payable to broker for collateral for securities on loan	135,899,714
Payable for Fund shares reacquired	9,529,854
Payable to custodian	4,744,476
Management fee payable	1,096,753
Distribution fee payable	838,550
Accrued expenses	761,675
Affiliated transfer agent fee payable	48,763
Deferred directors’ fees	4,007

Total liabilities	152,923,792

Net Assets	$3,068,441,329

Net assets were comprised of:
Common stock, at par	$2,294,851
Paid-in capital in excess of par	2,328,644,309

2,330,939,160
Undistributed net investment income	18,891,008
Accumulated net realized gain on investment and foreign currency transactions	219,953,071
Net unrealized appreciation on investments and foreign currencies	498,658,090

Net assets, November 30, 2015	$3,068,441,329

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share ($2,634,257,765 ÷ 196,979,889 shares of common stock issued and outstanding)	$13.37
Maximum sales charge (5.50% of offering price)	0.78

Maximum offering price to public	$14.15

Class B
Net asset value, offering price and redemption price per share
($49,230,574 ÷ 3,692,233 shares of common stock issued and outstanding)	$13.33

Class C
Net asset value, offering price and redemption price per share
($129,702,059 ÷ 9,738,812 shares of common stock issued and outstanding)	$13.32

Class R
Net asset value, offering price and redemption price per share
($58,220,349 ÷ 4,356,773 shares of common stock issued and outstanding)	$13.36

Class Z
Net asset value, offering price and redemption price per share
($197,030,582 ÷ 14,717,397 shares of common stock issued and outstanding)	$13.39

See Notes to Financial Statements.

Prudential Jennison Utility Fund	21

Statement of Operations

Year Ended November 30, 2015

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $726,438)	$88,253,540
Affiliated income from securities lending, net	827,374
Affiliated dividend income	100,597

Total income	89,181,511

Expenses
Management fee	14,976,198
Distribution fee—Class A	9,302,501
Distribution fee—Class B	668,799
Distribution fee—Class C	1,513,065
Distribution fee—Class R	439,490
Transfer agent’s fees and expenses (including affiliated expense of $1,270,600)	3,557,000
Custodian and accounting fees	528,000
Shareholders’ reports	166,000
Registration fees	125,000
Directors’ fees	79,000
Insurance expenses	45,000
Legal fees and expenses	43,000
Audit fee	23,000
Miscellaneous	28,521

Total expenses	31,494,574
Less: Distribution fee waiver—Class R	(146,506)

Net expenses	31,348,068

Net investment income	57,833,443

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	211,465,237
Foreign currency transactions	(75,368)

211,389,869

Net change in unrealized appreciation (depreciation) on:
Investments	(750,731,103)
Foreign currencies	(103,202)

(750,834,305)

Net loss on investment and foreign currency transactions	(539,444,436)

Net Decrease In Net Assets Resulting From Operations	$(481,610,993)

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended November 30,
	2015	2014
Increase (Decrease) In Net Assets
Operations
Net investment income	$57,833,443	$81,607,915
Net realized gain on investment and foreign currency transactions	211,389,869	347,282,882
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(750,834,305)	364,636,357

Net increase (decrease) in net assets resulting from operations	(481,610,993)	793,527,154

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(46,034,772)	(69,448,792)
Class B	(517,857)	(1,320,017)
Class C	(1,153,588)	(1,747,352)
Class R	(718,543)	(427,511)
Class Z	(3,898,252)	(4,264,345)

	(52,323,012)	(77,208,017)

Distributions from net realized gains
Class A	(303,602,889)	(34,735,686)
Class B	(7,294,084)	(979,548)
Class C	(14,081,759)	(1,182,534)
Class R	(4,608,250)	(182,512)
Class Z	(20,888,061)	(1,680,351)

	(350,475,043)	(38,760,631)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	285,125,525	531,462,904
Net asset value of shares issued in reinvestment of dividends and distributions	382,140,168	109,441,571
Cost of shares reacquired	(658,382,531)	(479,916,194)

Net increase in net assets from Fund share transactions	8,883,162	160,988,281

Total increase (decrease)	(875,525,886)	838,546,787

Net Assets:
Beginning of year	3,943,967,215	3,105,420,428

End of year(a)	$3,068,441,329	$3,943,967,215

(a) Includes undistributed net investment income of:	$18,891,008	$48,430,113

See Notes to Financial Statements.

Prudential Jennison Utility Fund	23

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Company currently consists of three portfolios: Prudential Financial Services Fund, Prudential Jennison Health Sciences Fund and Prudential Jennison Utility Fund. These financial statements relate to Prudential Jennison Utility Fund (the “Fund”). The financial statements of the other portfolios are not presented herein.

The Fund is non-diversified and its investment objective is to seek total return through a combination of capital appreciation and current income.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

24

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Prudential Jennison Utility Fund	25

Notes to Financial Statements

continued

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of

26

legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Prudential Jennison Utility Fund	27

Notes to Financial Statements

continued

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, including as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board’s approved fair valuation procedures.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

28

REITs: The Fund invests in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Master Limited Partnerships (“MLPs”): The Fund invests in MLPs. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax-paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its

Prudential Jennison Utility Fund	29

Notes to Financial Statements

continued

shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of ..60% of the Fund’s average daily net assets up to $250 million, .50% of the next $500 million, .45% of the next $750 million, .40% of the next $500 million, .35% of the next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion. The effective management fee rate was .42% for the year ended November 30, 2015.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

30

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .50% of the average daily net assets of Class R shares through March 31, 2017.

PIMS has advised the Fund that it received $2,094,451 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2015. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2015, it received $636, $79,079 and $38,363 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. Earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended November 30, 2015, PIM was compensated $246,565 for these services. On January 4, 2016, PIM was renamed PGIM, Inc.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2015, were $1,798,555,036 and $2,102,019,752, respectively.

Prudential Jennison Utility Fund	31

Notes to Financial Statements

continued

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended November 30, 2015, the adjustments were to decrease undistributed net investment income by $35,049,536, increase accumulated net realized gain on investment and foreign currency transactions by $12,656,243 and increase paid-in capital in excess of par by $22,393,293 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, distribution reclass, investment in partnerships and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended November 30, 2015, the tax character of dividends paid by the Fund were $51,674,254 of ordinary income and $351,123,801 of long-term capital gains. For the year ended November 30, 2014, the tax character of dividends paid by the Fund was $77,201,871 from ordinary income and $38,766,777 of long-term capital gains.

As of November 30, 2015, the accumulated undistributed earnings on a tax basis were $8,384,614 of ordinary income and $279,666,541 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$2,679,491,214	$698,528,886	$(194,627,805)	$503,901,081	$(105,981)	$503,795,100

32

The difference between book and tax basis is primarily attributable to deferred losses on wash sales, investments in partnerships and other cost basis differences between financial and tax reporting. The other cost basis adjustments are primarily attributable to mark-to-market of receivables and payables and foreign currency contracts.

The Fund elected to treat post-October capital losses of approximately $54,340,000 as having been incurred in the following fiscal year (November 30, 2016).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 925 million shares of $.01 par value per share common stock authorized which consists of 600 million shares of Class A common stock, 60 million shares of Class B common stock, 90 million shares of Class C common stock, 75 million shares of Class R common stock and 100 million shares of Class Z common stock.

Prudential Jennison Utility Fund	33

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2015:
Shares sold	8,199,343	$124,652,662
Shares issued in reinvestment of dividends and distributions	21,898,751	333,118,913
Shares reacquired	(31,289,443)	(467,717,657)

Net increase (decrease) in shares outstanding before conversion	(1,191,349)	(9,946,082)
Shares issued upon conversion from other share class(es)	1,192,603	17,873,708
Shares reacquired upon conversion into other share class(es)	(2,252,260)	(33,523,709)

Net increase (decrease) in shares outstanding	(2,251,006)	$(25,596,083)

Year ended November 30, 2014:
Shares sold	17,842,154	$288,583,486
Shares issued in reinvestment of dividends and distributions	6,575,706	98,622,588
Shares reacquired	(22,651,817)	(360,984,146)

Net increase (decrease) in shares outstanding before conversion	1,766,043	26,221,928
Shares issued upon conversion from other share class(es)	1,204,407	18,901,126
Shares reacquired upon conversion into other share class(es)	(484,312)	(7,885,744)

Net increase (decrease) in shares outstanding	2,486,138	$37,237,310

Class B
Year ended November 30, 2015:
Shares sold	128,637	$1,952,085
Shares issued in reinvestment of dividends and distributions	475,696	7,238,873
Shares reacquired	(755,083)	(11,198,643)

Net increase (decrease) in shares outstanding before conversion	(150,750)	(2,007,685)
Shares reacquired upon conversion into other share class(es)	(1,172,184)	(17,512,336)

Net increase (decrease) in shares outstanding	(1,322,934)	$(19,520,021)

Year ended November 30, 2014:
Shares sold	883,298	$13,744,714
Shares issued in reinvestment of dividends and distributions	144,255	2,128,001
Shares reacquired	(614,651)	(9,765,471)

Net increase (decrease) in shares outstanding before conversion	412,902	6,107,244
Shares reacquired upon conversion into other share class(es)	(1,185,853)	(18,535,236)

Net increase (decrease) in shares outstanding	(772,951)	$(12,427,992)

34

Class C	Shares	Amount
Year ended November 30, 2015:
Shares sold	2,580,784	$39,400,188
Shares issued in reinvestment of dividends and distributions	861,111	13,082,479
Shares reacquired	(2,623,618)	(38,845,308)

Net increase (decrease) in shares outstanding before conversion	818,277	13,637,359
Shares reacquired upon conversion into other share class(es)	(70,458)	(1,062,041)

Net increase (decrease) in shares outstanding	747,819	$12,575,318

Year ended November 30, 2014:
Shares sold	3,350,310	$54,305,110
Shares issued in reinvestment of dividends and distributions	167,063	2,477,054
Shares reacquired	(1,153,901)	(18,315,535)

Net increase (decrease) in shares outstanding before conversion	2,363,472	38,466,629
Shares reacquired upon conversion into other share class(es)	(43,231)	(691,272)

Net increase (decrease) in shares outstanding	2,320,241	$37,775,357

Class R
Year ended November 30, 2015
Shares sold	2,168,918	$32,927,106
Shares issued in reinvestment of dividends and distributions	350,364	5,326,793
Shares reacquired	(1,012,198)	(15,133,019)

Net increase (decrease) in shares outstanding before conversion	1,507,084	23,120,880
Shares reacquired upon conversion into other share class(es)	(669)	(9,978)

Net increase (decrease) in shares outstanding	1,506,415	$23,110,902

Year ended November 30, 2014:
Shares sold	2,223,743	$36,641,744
Shares issued in reinvestment of dividends and distributions	40,130	609,990
Shares reacquired	(415,558)	(6,659,085)

Net increase (decrease) in shares outstanding	1,848,315	$30,592,649

Prudential Jennison Utility Fund	35

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended November 30, 2015:
Shares sold	5,681,004	$86,193,484
Shares issued in reinvestment of dividends and distributions	1,536,894	23,373,110
Shares reacquired	(8,400,870)	(125,487,904)

Net increase (decrease) in shares outstanding before conversion	(1,182,972)	(15,921,310)
Shares issued upon conversion from other share class(es)	2,318,627	34,554,489
Shares reacquired upon conversion into other share class(es)	(21,402)	(320,133)

Net increase (decrease) in shares outstanding	1,114,253	$18,313,046

Year ended November 30, 2014:
Shares sold	8,558,925	$138,187,850
Shares issued in reinvestment of dividends and distributions	368,373	5,603,938
Shares reacquired	(5,214,856)	(84,191,957)

Net increase (decrease) in shares outstanding before conversion	3,712,442	59,599,831
Shares issued upon conversion from other shares class(es)	528,141	8,595,549
Shares reacquired upon conversion into other share class(es)	(23,689)	(384,424)

Net increase (decrease) in shares outstanding	4,216,894	$67,810,956

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended November 30, 2015.

36

Note 8. Notice of Dividends and Distributions to Shareholders

The Fund declared ordinary income dividends and capital gains distributions on December 16, 2015 to shareholders of record on December 17, 2015. The ex-dividend date was December 18, 2015. The per share amounts declared were as follows:

	Ordinary Income	Long-Term Capital Gains
Class A	$0.053277	$1.232814
Class B	$0.029731	$1.232814
Class C	$0.029731	$1.232814
Class R	$0.046542	$1.232814
Class Z	$0.063412	$1.232814

Note 9. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

Prudential Jennison Utility Fund	37

Financial Highlights

Class A Shares
	Year Ended November 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$17.17	$14.14	$11.85	$10.64	$9.85
Income (loss) from investment operations:
Net investment income	.24	.37	.26	.29	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.29)	3.19	2.48	1.15	.76
Total from investment operations	(2.05)	3.56	2.74	1.44	1.05
Less Dividends and Distributions:
Dividends from net investment income	(.22)	(.35)	(.45)	(.23)	(.26)
Distributions from net realized gains	(1.53)	(.18)	-	-	-
Total dividends and distributions	(1.75)	(.53)	(.45)	(.23)	(.26)
Net asset value, end of year	$13.37	$17.17	$14.14	$11.85	$10.64
Total Return(b):	(13.06)%	25.75%	23.62%	13.73%	10.74%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$2,634	$3,422	$2,783	$2,453	$2,388
Average net assets (000,000)	$3,101	$3,175	$2,665	$2,454	$2,486
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.84%	.82%	.85%	.87%	.89%
Expenses before waivers and/or expense reimbursement	.84%	.82%	.85%	.87%	.89%
Net investment income	1.63%	2.30%	2.00%	2.52%	2.77%
Portfolio turnover rate	51%	42%	44%	37%	51%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

38

Class B Shares
	Year Ended November 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$17.12	$14.10	$11.82	$10.61	$9.83
Income (loss) from investment operations:
Net investment income	.14	.26	.17	.21	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.28)	3.18	2.47	1.15	.75
Total from investment operations	(2.14)	3.44	2.64	1.36	.97
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.24)	(.36)	(.15)	(.19)
Distributions from net realized gains	(1.53)	(.18)	-	-	-
Total dividends and distributions	(1.65)	(.42)	(.36)	(.15)	(.19)
Net asset value, end of year	$13.33	$17.12	$14.10	$11.82	$10.61
Total Return(b):	(13.67)%	24.91%	22.75%	12.97%	9.89%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$49	$86	$82	$80	$92
Average net assets (000,000)	$67	$86	$81	$86	$99
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.54%	1.52%	1.55%	1.57%	1.59%
Expenses before waivers and/or expense reimbursement	1.54%	1.52%	1.55%	1.57%	1.59%
Net investment income	.94%	1.65%	1.32%	1.83%	2.08%
Portfolio turnover rate	51%	42%	44%	37%	51%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	39

Financial Highlights

continued

Class C Shares
	Year Ended November 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$17.11	$14.09	$11.81	$10.60	$9.82
Income (loss) from investment operations:
Net investment income	.14	.25	.17	.20	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.28)	3.19	2.47	1.16	.75
Total from investment operations	(2.14)	3.44	2.64	1.36	.97
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.24)	(.36)	(.15)	(.19)
Distributions from net realized gains	(1.53)	(.18)	-	-	-
Total dividends and distributions	(1.65)	(.42)	(.36)	(.15)	(.19)
Net asset value, end of year	$13.32	$17.11	$14.09	$11.81	$10.60
Total Return(b):	(13.67)%	24.93%	22.76%	12.98%	9.90%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$130	$154	$94	$83	$90
Average net assets (000,000)	$151	$122	$89	$87	$95
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.54%	1.52%	1.55%	1.57%	1.59%
Expenses before waivers and/or expense reimbursement	1.54%	1.52%	1.55%	1.57%	1.59%
Net investment income	.94%	1.55%	1.30%	1.81%	2.07%
Portfolio turnover rate	51%	42%	44%	37%	51%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

40

Class R Shares
	Year Ended November 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$17.16	$14.13	$11.84	$10.63	$9.85
Income (loss) from investment operations:
Net investment income	.21	.32	.24	.26	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.29)	3.21	2.47	1.16	.75
Total from investment operations	(2.08)	3.53	2.71	1.42	1.02
Less Dividends and Distributions:
Dividends from net investment income	(.19)	(.32)	(.42)	(.21)	(.24)
Distributions from net realized gains	(1.53)	(.18)	-	-	-
Total dividends and distributions	(1.72)	(.50)	(.42)	(.21)	(.24)
Net asset value, end of year	$13.36	$17.16	$14.13	$11.84	$10.63
Total Return(b):	(13.25)%	25.53%	23.40%	13.51%	10.42%

Ratios/Supplemental Data:
Net assets, end of year (000)	$58,220	$48,913	$14,163	$8,383	$5,859
Average net assets (000)	$58,598	$25,887	$10,909	$7,164	$5,467
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.04%	1.02%	1.05%	1.07%	1.09%
Expenses before waivers and/or expense reimbursement	1.29%	1.27%	1.30%	1.32%	1.34%
Net investment income	1.44%	1.96%	1.80%	2.33%	2.59%
Portfolio turnover rate	51%	42%	44%	37%	51%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	41

Financial Highlights

continued

Class Z Shares
	Year Ended November 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$17.19	$14.15	$11.86	$10.64	$9.86
Income (loss) from investment operations:
Net investment income	.29	.40	.31	.32	.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.29)	3.22	2.47	1.17	.74
Total from investment operations	(2.00)	3.62	2.78	1.49	1.07
Less Dividends and Distributions:
Dividends from net investment income	(.27)	(.40)	(.49)	(.27)	(.29)
Distributions from net realized gains	(1.53)	(.18)	-	-	-
Total dividends and distributions	(1.80)	(.58)	(.49)	(.27)	(.29)
Net asset value, end of year	$13.39	$17.19	$14.15	$11.86	$10.64
Total Return(b):	(12.77)%	26.17%	23.97%	14.16%	10.96%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$197	$234	$133	$115	$103
Average net assets (000,000)	$223	$186	$129	$111	$103
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.54%	.52%	.55%	.57%	.59%
Expenses before waivers and/or expense reimbursement	.54%	.52%	.55%	.57%	.59%
Net investment income	1.93%	2.50%	2.31%	2.83%	3.09%
Portfolio turnover rate	51%	42%	44%	37%	51%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

42

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Utility Fund, a series of Prudential Sector Funds, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 15, 2016

Prudential Jennison Utility Fund	43

Federal Income Tax Information

(Unaudited)

We are advising you that during the fiscal year ended November 30, 2015, the Fund reports the maximum amount allowed per share, but not less than $1.53 for Class A, B, C, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2015, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Utility Fund	100.00%	100.00%

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

44

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Utility Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison Utility Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Jennison Utility Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Utility Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Jennison Utility Fund is a series of Prudential Sector Funds, Inc.

Prudential Jennison Utility Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Jennison Utility Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Utility Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

Visit our website at www.prudentialfunds.com

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods, though it underperformed over the one-year period.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Utility Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Utility Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON UTILITY FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PRUAX	PRUTX	PCUFX	JDURX	PRUZX
CUSIP	74441P858	74441P841	74441P833	74441P825	74441P817

MF105E    0287133-00001-00

Item 2 –	Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 –	Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 –	Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended November 30, 2015 and November 30, 2014, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $67,540 and $67,540, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended November 30, 2015 and November 30, 2014: none.

(c) Tax Fees

For the fiscal years ended November 30, 2015 and November 30, 2014: none.

(d) All Other Fees

For the fiscal years ended November 30, 2015 and November 30, 2014: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended November 30, 2015 and November 30, 2014: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended November 30, 2015 and November 30, 2014 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Sector Funds, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	January 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 19, 2016

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	January 19, 2016